As filed with the Securities and Exchange Commission on June 27, 2007
Securities Act File No. 333-141497

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
Check appropriate box or boxes)
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☑
Pre-Effective Amendment No. 3
Post-Effective Amendment No.
IRON LEAF CAPITAL CORPORATION
(Exact name of Registrant as specified in charter)

5 Eden Lane
Tiburon, CA 94920
(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (415) 627-8870
Terry Temescu
President and Chief Executive Officer
Iron Leaf Capital Corporation
5 Eden Lane
Tiburon, CA 94920
(Name and address of agent for service)

Copies to:

Steven B. Boehm Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004 (202) 383-0100	Steven M. Skolnick Thomas S. Levato Lowenstein Sandler PC 65 Livingston Avenue Roseland, NJ 07068 (973) 597-2500	Jonathan H. Talcott Janis F. Kerns Nelson Mullins Riley & Scarborough LLP 101 Constitution Avenue, NW Washington, DC 20001 (202) 712-2806

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

	Proposed Maximum	Amount of
Title of	Aggregate	Registration
Securities Being Registered	Offering Price(1)	Fee(1)(2)
Common Stock, $0.01 par value per share	$124,200,000	$3,813

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 27, 2007

PRELIMINARY PROSPECTUS

6,750,000 Shares

Iron Leaf Capital Corporation
Common Stock

We are a newly organized, closed-end, non-diversified management investment company that intends to elect to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investment objective is to achieve current income and capital gains. We intend to provide growth, expansion, and other types of capital to primarily non-public, small- and mid-sized companies and to focus a significant portion of our investments in Positive Impact companies. We define Positive Impact companies to generally include companies that provide goods or services in the healthy living, environmental services and sustainable economy sectors, as well as companies that directly or indirectly support companies operating in such sectors through products, technologies and services. See “Business — Positive Impact.”

As a business development company, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in qualifying assets, including securities of private or thinly traded public U.S. companies and cash, cash equivalents and U.S. government securities and other high-quality debt investments that mature in one year or less.

Iron Leaf Advisors, LLC will manage our investments and its affiliate, Iron Leaf Administrator, LLC, will provide the administrative services necessary for us to operate.

This is our initial public offering and our shares have no history of public trading. We currently expect that the initial offering price per share of our common stock will be between $14.00 and $16.00. We have applied to have our common stock listed on the Nasdaq Global Market under the symbol “IRON.” Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at Iron Leaf Capital Corporation, 5 Eden Lane, Tiburon, CA 94920, by telephone at (415) 627-8870, or on our website at http://www.ironleafcapital.com. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 12 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

	Per Share	Total(1)

Public offering price	$	$
Underwriting discounts and commissions (sales load)(2)	$	$
Proceeds, before expenses, to us(3)	$	$

(1)	We have granted the underwriters a 45 day option to purchase up to an additional 1,012,500 shares of our common stock at the public offering price, less underwriting discounts and commissions (sales load). If the over-allotment option is exercised in full, the total public offering price will be $ and the total underwriting discounts and commissions (sales load) will be $ . The proceeds to us would be $ , before deducting expenses payable by us.

(2)	Includes approximately $150,000 of reimbursable expenses payable by Iron Leaf Capital Corporation to the underwriters in connection with this offering.

(3)	We estimate that we will incur approximately $800,000 in organizational and offering expenses in connection with this offering, including approximately $150,000 of reimbursable expenses payable by Iron Leaf Capital Corporation to the underwriters in connection with this offering. Stockholders will indirectly bear such expenses as investors in Iron Leaf Capital Corporation.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters are offering the common stock as set forth in “Underwriting.” The underwriters expect to deliver the shares to purchasers on or about          , 2007.

H.C. Wainwright & Co., Inc.

The date of this Prospectus is       , 2007

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information from that contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

SUMMARY

The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, you should read this entire document and the documents to which we have referred.

Except where the context requires otherwise, the terms “ILC,” “Iron Leaf,” “Iron Leaf Capital,” the “Company,” “we,” “us” and “our” refer to Iron Leaf Capital Corporation; “ILA” and “investment adviser” refer to Iron Leaf Advisors, LLC; and “IL Administrator” and “administrator” refer to Iron Leaf Administrator, LLC. See “Structure of Iron Leaf Capital Corporation” beginning on page 35.

Positive Impacttm is a trademark of Iron Leaf Capital Corporation. This prospectus may contain product names, trade names and trademarks of other entities.

Except as otherwise indicated, all information in this prospectus assumes no exercise of the underwriters’ over-allotment option.

THE COMPANY

We are a newly organized, closed-end, non-diversified management investment company that intends to elect to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act.

We intend to provide growth, expansion, and other types of capital primarily to non-public, small- and mid-sized companies, and to focus our investments primarily in Positive Impact companies. We define Positive Impact companies generally to include those providing goods or services in the healthy living, environmental services and sustainable economy sectors, as well as companies that directly or indirectly support such sectors through products, technologies and services. More specifically, these sectors include, but are not limited to, the following:

•	Healthy Living — natural and organic foods, supplements, personal care, alternative medicine, medical devices, health technology and services, health and fitness and education.

•	Environmental Services — environmental remediation, as well as technologies and services related to environmental remediation, green pricing programs, carbon offsets, and waste-saving products and technologies, including recycling.

•	Sustainable Economy — green building, alternative energy sources and fuels, eco-tourism, hybrid vehicles, fair trade and living wage products and services, home furnishings and supplies, natural pet products, cleaners, and apparel, and technologies that provide energy savings through improved efficiency or processes.

We may also invest in companies that would not be considered Positive Impact companies if our investment adviser determines that such investments would be appropriate.

We intend to focus our investments primarily in non-public companies generally having annual revenues of less than $100 million that we believe have growing cash flows. We generally expect our investments to range from $1 million to $10 million in size, although this range may increase over time as our portfolio grows. We intend to provide strategic direction and support to our portfolio companies and expect, in most cases, to negotiate board seats or board observation rights with respect to our portfolio companies.

Our investment objective is to achieve current income and capital gains. We will seek current income by investing in dividend or interest-bearing preferred stock or debt securities. In addition, we intend to structure our investments to provide an equity component through conversion features on preferred stock and debt investments, warrants or other equity instruments. Through the equity components in our investments, we hope to achieve capital gains on our investments. While most of our investments will be minority stakes, we may take control positions in our portfolio companies on an opportunistic basis.

We believe that our structure will make available, through a publicly traded vehicle, access to equity-related investments in small- and mid-sized private Positive Impact companies. We believe that investments in a professionally managed portfolio of equity-related investments in private Positive Impact companies, such as those that we intend to target, have previously been available only to those with substantial net worth who were willing to hold highly illiquid investments.

MARKET OPPORTUNITY

We believe a significant opportunity exists to provide growth, expansion and other types of capital to Positive Impact companies as a result of a large increase in the number of companies that have been established to meet the demand, both consumer and business-to-business, created by a shift in values among a growing proportion of the U.S. population. We believe that shift in values is the result of an increased awareness of health and environmental issues, as well as a growing commitment by corporations to the ideals of social responsibility.

We believe that the types of companies that are meeting this increased demand are typically small-to mid-sized and in need of capital for growth. While there are many such companies, we intend to focus on a small subset whose growth characteristics we believe to be the strongest.

We believe ILC is uniquely qualified to select from the growing number of Positive Impact companies because of the experience of the senior investment professionals at ILA, as well as their knowledge of the sectors in which we plan to invest.

According to the Natural Marketing Institute, or NMI, in a study released in January 2007 and covering the calendar year 2005, the total amount of consumer spending in the market sector known as Lifestyles of Health and Sustainability, which we refer to as LOHAS, was approximately $209 billion. The NMI study did not include business-to-business spending in that sector. LOHAS, according to NMI, includes the following subsectors:

•	Personal Health: approximately $118 billion (includes natural and organic foods, supplements, personal care, alternative medicine, yoga, health and fitness, media and education).

•	Eco-Tourism: approximately $24.2 billion (includes eco-travel and adventures, new age and spiritual travel).

•	Alternative Energy: approximately $400 million (includes green pricing programs, renewable energy certificates).

•	Alternative Vehicles: approximately $6.1 billion (includes hybrid vehicles, alternative fuels, car sharing).

•	Green Building: approximately $49.7 billion (includes green-certified homes and materials, solar power).

•	Natural Lifestyles: approximately $10.6 billion (includes home furnishings and supplies, natural pet products, cleaners, apparel).

Other estimates also indicate the potential for substantial growth within these subsectors. For example, a report in June 2006 by the National Association of Home Builders and McGraw-Hill Construction indicated that by 2010, green homes would account for 5% to 10% of all newly constructed houses in the U.S., up from 2% in 2005. Also, the industry trade group, Organic Monitor, recently reported that global organic food sales rose 20% in 2006 to $40 billion.

Two recent surveys have also indicated that Americans may be willing to pay premium prices for more environmentally friendly products. The 2007 Cone Consumer Environmental Survey, released on April 19, 2007 by Cone LLC, stated that 63% of Americans view “health and welfare of future generations” as a factor that would cause them to pay more for products. In addition, NPD Group, a marketing consulting firm, estimated in mid-April 2007 that, based on its surveys, consumers would pay a premium of 24% for eco-friendly products.

Positive Impact companies may identify themselves as “LOHAS,” “socially responsible,” “mission-oriented,” “green,” “organic,” “clean-tech,” or “triple bottom line.”

In addition to the consumer side of the sectors, we believe there exists a substantial business-to-business market for resource-saving technologies, recycled products and more efficient large-scale industrial processes.

POSITIVE IMPACT

We have chosen to employ the term “Positive Impact” to describe the types of companies in which we typically will make portfolio investments. Traditionally, these companies have been classified as Socially Responsible Investments, or SRI, but many SRI screening techniques generally accept all companies that either (i) avoid “vice” businesses such as alcohol and gambling; or (ii) avoid companies whose products or processes generate pollution. We believe this type of screening, while a helpful starting point, does not go far enough toward defining the kinds of companies in which we intend to invest.

Positive Impact companies encompass those involved in businesses that are included in the LOHAS sector, as defined by NMI. In addition, Positive Impact companies include service and technology companies that serve the LOHAS and social capitalism sectors. Positive Impact companies also include those companies involved with the restoration of the planet, such as environmental remediation and finance, water purification and sourcing, as well as alternative energy or “clean-tech” industries, or companies with interests in technologies that serve these industries.

While our intention is to focus primarily on Positive Impact companies, we will not be limited to only Positive Impact companies and will look at other companies on an opportunistic basis. We generally intend to invest approximately 40% to 60% of our assets in consumer-oriented companies within the LOHAS sector, with the remainder generally consisting of business-to-business focused Positive Impact companies. We expect that all of our portfolio investments will generally satisfy SRI screening criteria.

STRUCTURE OF IRON LEAF CAPITAL CORPORATION

We are a Maryland corporation founded in January 2007. We are a closed-end, non-diversified management investment company that intends to elect to be regulated as a business development company under the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our total assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of an “eligible portfolio company.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” We may also borrow funds to make investments, including before we have fully invested the proceeds of this offering. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. See “Certain U.S. Federal Income Tax Considerations.”

ILA, which will be an investment adviser registered under the Investment Advisers Act of 1940, or the Advisers Act, will provide us with investment advisory and management services pursuant to an investment advisory agreement, which we refer to as the Investment Advisory Agreement. Under the Investment Advisory Agreement, we have agreed to pay ILA an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse IL Administrator for the allocable portion of overhead and other expenses incurred by IL Administrator in performing its obligations under the Administration Agreement, including the compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.

IRON LEAF ADVISORS, LLC

ILA will be managed by Terry Temescu, our President and Chief Executive Officer and a Managing Member of ILA, Mark W. Bode, our Chief Financial Officer, interim Chief Compliance Officer and Corporate Secretary and a Managing Member of ILA, and Gregory T. Horn, a Managing Member of ILA. Messrs. Temescu, Bode and Horn, the senior investment professionals of ILA, or Senior Investment

Professionals, have an aggregate of approximately 35 years of experience researching, sourcing, structuring, managing, and exiting transactions in private equity investments. See “Business — Iron Leaf Advisors, LLC.”

Other investment professionals who have significant experience in either the LOHAS market or in the private equity market in general may become part of the ILA team. Specifically, we expect ILA to retain two to five additional investment personnel within the twelve months following completion of this offering. ILA may hire additional investment professionals, based upon its needs, subsequent to completion of this offering. We intend to leverage the experience of the Senior Investment Professionals, and any other investment professionals employed by ILA, to identify attractive investment opportunities.

COMPETITIVE ADVANTAGES

We believe that we will have the following competitive advantages over other providers of equity and debt capital to non-public, small- to mid-size Positive Impact companies:

Leverage the skills and experience of ILA’s Senior Investment Professionals.  In addition to extensive investing experience, each Senior Investment Professional has substantial experience in top management of companies, ranging from startups and venture backed companies to a public company with a market value of more than $1 billion, which gives us a greater understanding of the issues that confront companies as they operate and grow.

Access to significant deal flow.  We believe that the 35 years of combined investing experience of ILA’s Senior Investment Professionals will provide us with access to a significant number of investment opportunities.

Unique position in the industry created by a focus on Positive Impact companies.  We believe that upon completion of our initial public offering, we will have the potential to become one of the largest investors in the United States in small- to mid-sized companies in the sectors we are targeting. We believe this visibility will expand our access to deal flow.

Opportunities throughout the corporate life cycle.  We believe that established small- and mid-sized companies have a continually increasing need for capital at certain inflection points during their life cycles which we believe that we are well positioned to identify and foster because of our flexible investment structures and ILA’s Senior Investment Professionals’ extensive experience.

Deliver a comprehensive suite of customized financing solutions.  We believe that our willingness to address each portfolio company’s individualized financing needs in a responsive and efficient manner across all levels of a company’s capital structure, including through both debt and equity investments, will provide prospective portfolio companies with greater flexibility in structuring capital infusions than would be available from other sources of potential investment capital.

For a more detailed description of these competitive advantages, see “Business — Competitive Advantages.”

BUSINESS STRATEGY

We intend to implement the following strategies to take advantage of the market opportunity for providing equity and debt capital to non-public, small- to mid-size Positive Impact companies.

Demand-driven investing.  We intend to focus our investments on companies where there is a proven demand for the products or services they offer rather than focusing on ideas that have not been proven or situations in which a completely new market must be created.

Proactive investment approach.  We intend to target companies that we believe offer substantial growth opportunities and proactively approach them regarding investment possibilities. We believe that the Senior Investment Professionals’ experience in the sectors that comprise the Positive Impact sector and the nature of our structure will be attractive to those companies.

Focus on businesses with strong management teams.  We plan to invest in businesses that we believe have management teams who possess the skills necessary to create and sustain profitable growth, foster a corporate culture dedicated to excellence, and attract superior employees.

Large equity or equity linked components.  We believe that our focus on equity or equity linked investments, coupled with attractive current income features, places us in a unique market position, as we believe that many small- to mid-sized companies are unable to access traditional debt financing without paying higher interest rates than we intend to charge. We believe our approach allows for the potential for underlying growth in the equities we own, and that our stakes in these companies will be sufficiently large for that appreciation in value to have a significant impact on our performance.

For a more detailed description of our business strategy, see “Business — Business Strategy.”

PROSPECTIVE POSITIVE IMPACT PORTFOLIO COMPANIES

We have examined a significant number of prospective portfolio companies and have executed non-binding memoranda of understanding with eight Positive Impact companies. We are in the process of negotiating the terms of memoranda of understanding with several others. We have performed preliminary due diligence on all of these companies. We expect our investments in the Positive Impact companies listed below, combined with the other prospective portfolio companies with which we have executed non-binding memoranda of understanding and those with which we are currently negotiating, will total more than $75 million at the time this offering is consummated. The terms of each investment may vary, but we expect that each will generally carry a cash dividend and an equity component of approximately 10% to 40% of the prospective portfolio company’s total equity.

The chart below sets forth a brief description of some of the key terms of each non-binding memorandum of understanding that we have entered into to make an investment in a Positive Impact company. We currently expect to fund the investments described in these non-binding memoranda of understanding using a portion of the net proceeds of this offering. The consummation of each investment will depend upon the completion of this offering, the execution and delivery of final binding agreements in form mutually satisfactory to the parties, the completion of final due diligence, the absence of any material adverse change and the receipt of any necessary consents. At this time, the final forms of our investments remain subject to additional negotiations with these companies. We currently have no relationship with any prospective portfolio company other than these non-binding memoranda of understanding.

		Proposed	Type of Proposed
Company	Industry Sector	Investment Amount	Security

Overture Environmental Services LLC	Environmental remediation	$10.0 million	Preferred LLC interest
Better World Books, Inc.	Online book reseller	$5.0 million	Preferred stock
Marvelous Market, Inc.	Natural foods	$7.0 million	Preferred stock
Indigenous Designs Corporation	Organic clothing	$5.0 million	Preferred stock
IceStone, LLC	Green building materials	$4.0 million	Preferred LLC interest
Transactis, Inc.	Software	$3.0 million	Preferred stock
Wholesome Harvest, Inc.	Organic meats	$2.0 million	Preferred stock
Better World Telecom, LLC	Telecom services	$5.5 million	Preferred LLC interest

TOTAL		$41.5 million

The above-referenced non-binding memoranda of understanding contemplate current dividend and interest payments.

The Senior Investment Professionals have screened each of the prospective portfolio companies to determine that each satisfies our investment criteria, conducted a preliminary due diligence investigation of each prospective portfolio company and negotiated the terms of the non-binding memoranda of understanding. Upon the consummation of an investment, our investment adviser, ILA, will be responsible for monitoring and servicing our investments.

If we do not wish to make an investment, we will not be obligated to do so. Similarly, prospective portfolio companies are not obligated to obtain financing from us. We can offer no assurance that in the course of completing the transactions not subject to binding agreements, we will not discover facts that would cause us to change the terms and amounts of these investments or render these investments unattractive or that any of these transactions will actually be made.

For a more detailed description of our prospective portfolio companies, see “Business — Prospective Positive Impact Portfolio Companies.”

THE OFFERING

Common stock offered by us	6,750,000 shares, excluding 1,012,500 shares of common stock issuable pursuant to the over allotment option granted to the underwriters.

Common stock to be outstanding after this offering	6,750,100 shares, excluding 1,012,500 shares of common stock issuable pursuant to the over allotment option granted to the underwriters.

Use of proceeds	Our net proceeds from this offering will be approximately $93,362,500 or, approximately $107,486,875 if the underwriters fully exercise their over-allotment option, in each case assuming an initial public offering price of $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus). We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within 12 months from the consummation of this offering, depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in 12 months or less from the date of investment. See “Use of Proceeds.”

Proposed Nasdaq Global Market symbol	IRON

Investment advisory fees	We will pay ILA a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2.00% of our gross assets, which includes any borrowings for investment purposes. The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears and will equal 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) and will equal 20% of our “Incentive Fee Capital Gains,” which will equal our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. See “Investment Advisory Agreement — Management Fees.”

Administration agreement	We will reimburse IL Administrator for the allocable portion of overhead and other expenses incurred by IL Administrator in performing its obligations under the Administration Agreement, including the compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. See

“Investment Advisory Agreement — Administration Agreement.” Among other things, our Administration Agreement contemplates the provision of portfolio accounting and bookkeeping, SEC and financial reporting, portfolio collections and reporting, internal accounting services, risk management support, and administrative support services. IL Administrator has agreed to furnish us, or arrange for the provision of, many of these services and facilities. The Administration Agreement provides for termination by either party without penalty upon not less than 60 days’ written notice to the other party.

Distributions	To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after completion of this offering. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

Taxation	We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions.”

Leverage	We may borrow funds to make investments, including before we have fully invested the proceeds of this offering. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, ILA, will be borne by our common stockholders.

Dividend reinvestment plan	We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Trading	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Risk factors	We have no operating history. If we fail to qualify as a RIC, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We intend to invest primarily in private companies and to focus a significant portion of our investments in Positive Impact companies. These activities may involve a high degree of business and financial risk. In addition, Positive Impact companies are subject to specific risks, including a heightened sensitivity to economic downturns. We will also be subject to risks associated with access to additional capital, fluctuating quarterly results and variation in our portfolio value. See “Risk Factors” beginning on page 12, and the other information included in this prospectus, for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

License agreement	Promptly following the consummation of this offering, we intend to enter into a license agreement with ILA, pursuant to which ILA will grant us a non-exclusive license to use the name “Iron Leaf.” For a description of ILA, IL Administrator and our contractual arrangements with these companies, see “Investment Advisory Agreement — License Agreement.”

Anti-takeover provisions	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”

Available information	After completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at Iron Leaf Capital Corporation, 5 Eden Lane, Tiburon, CA 94920, by telephone at (415) 627-8870, or on our website at http://www.ironleafcapital.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “ILC” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Iron Leaf.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.00	%(1)
Offering expenses (as a percentage of offering price)	0.79	%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)	7.79%

Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	2.00	%(4)
Incentive fees payable under our Investment Advisory Agreement	0.00	%(5)
Interest payments on borrowed funds	None	(6)

Other expenses (estimated)	0.85%

Total annual expenses (estimated)	2.85%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses (including the sales load of 7.00%) that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$106	$164	$223	$382

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in an annual return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would not be payable, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering. In addition, approximately $150,000 of reimbursable expenses will be paid by us to the underwriters in connection with this offering.

(2)	Amount reflects estimated organizational and offering expenses of approximately $800,000, which will be paid out of the proceeds of this offering, including approximately $150,000 of reimbursable expenses payable by ILC to the underwriters in connection with this offering. The amount assumes an initial public offering price of $15.00 per share (the mid-point of the estimated initial public offering range set forth on the cover page of this prospectus).

(3)	The expenses of the dividend reinvestment plan are included in other expenses.

(4)	Our base management fee will be based on our gross assets, which includes any borrowings for investment purposes. See “Investment Advisory Agreement.”

(5)	Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be fully invested within twelve months from the consummation of this offering and we expect that we will not have any capital gains and only an insignificant amount of interest income that will not exceed the quarterly hurdle rate discussed below. As a result, we do not currently anticipate paying any incentive fees in the first year after completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies, and realize capital gains upon the sale of equity investments in our portfolio companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 2.00% quarterly (8.00% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each calendar quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to ILA in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2.00% (the “preferred return” or “hurdle”).

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.50% in any calendar quarter (10.00% annualized) is payable to ILA. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.50%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.50% in any calendar quarter.

•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter (10.00% annualized) is payable to ILA (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to ILA).

The second part of the incentive fee will equal 20% of our “Incentive Fee Capital Gains,” which will equal our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the year ending December 31, 2007.

(6)	We may borrow funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors determines that leveraging our portfolio would be in the best interests of ILC and our stockholders, though we have not decided whether, and to what extent, we will finance portfolio investments using debt. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly born by our investors. However, assuming we borrow for investment purposes an amount equal to 33.3% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 7%, our total annual expenses (estimated) would be as follows:

Management fee	2.00%
Incentive fees payable under our Investment Advisory Agreement	0.00%
Interest payments on borrowed funds	2.33%
Other expenses	0.85%
Total annual expenses (estimated)	5.18%

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown.

RISK FACTORS

An investment in our securities involves certain risks relating to our structure and investment objective. The risks set forth below are not the only risks we face, and we may face other risks that we have not yet identified, which we do not currently deem material or which are not yet predictable. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO ILC’S BUSINESS AND STRUCTURE

We are a new company with no operating history.

We were initially formed in January 2007. As a result, we have no financial information on which you can evaluate an investment in our company or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or become worthless. We anticipate that it may take up to 12 months to invest substantially all of the net proceeds of our initial public offering in our targeted investments. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will earn yields substantially lower than the interest, dividend or other income that we anticipate receiving in respect of investments in debt and equity securities of our target portfolio companies. As a result, we may not be able to pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when the proceeds of our initial public offering have been fully invested in accordance with our investment objective.

We will be dependent upon key management personnel of ILA for our future success, particularly Terry Temescu, Mark W. Bode and Gregory T. Horn. If we lose any member of ILA’s management team, our ability to implement our business strategy could be significantly harmed.

We will depend on the experience, diligence, skill and network of business contacts of our investment adviser’s Senior Investment Professionals. The Senior Investment Professionals, together with other investment professionals ILA may retain subsequent to our initial public offering, will evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of ILA’s Senior Investment Professionals, Terry Temescu, who is also the President and Chief Executive Officer of ILC and a Managing Member of ILA, Mark W. Bode, who is also the Chief Financial Officer, interim Chief Compliance Officer and Corporate Secretary of ILC and a Managing Member of ILA, and Gregory T. Horn, who is a Managing Member of ILA. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective. ILA’s Senior Investment Professionals will devote a majority of their business time to our operations, and none of Messrs. Temescu, Bode or Horn will be subject to an employment contract.

Our investment adviser and its management will have limited experience managing a business development company.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. These constraints may hinder our investment adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective. While ILA’s Senior Investment Professionals, Terry Temescu, who is also the President and Chief Executive Officer of ILC and a Managing Member of ILA, Mark W. Bode, who is also the Chief Financial Officer, interim Chief Compliance Officer and Corporate Secretary of ILC and a Managing Member of ILA, and Gregory T. Horn, who is a Managing Member of ILA, have an aggregate of approximately 35 years of experience researching, sourcing, structuring, managing and exiting transactions in private equity investments, such experience may not translate directly into their roles acting on our behalf. This will also likely be true of any other investment professionals that our investment adviser retains. In addition, the investment philosophy and techniques used by ILA may differ from those private equity transactions with which ILA’s Senior Investment Professionals have experience. Accordingly, we can offer no assurance that we will replicate the historical performance of other companies with which ILA’s Senior Investment Professionals, or the other investment professionals it may retain, have been affiliated, and we caution you that our investment returns could be substantially lower than the returns achieved by such other companies.

Our business model depends upon the development and maintenance of strong referral relationships with private equity and venture capital funds, investment banking firms and professional services firms.

If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities and therefore such relationships may not lead to the origination of debt or other investments.

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of ILC and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

Upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly increase our costs of doing business and correspondingly decrease our operating flexibility.

Our ability to grow will depend on our ability to raise capital.

We will need to periodically access the capital markets to raise cash to fund new investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies, and other lenders. Lenders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common shareholders and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, ILA, will be payable based on our gross assets, including those assets acquired through the use of leverage, ILA will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to ILA.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that would hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

ILA is a new investment adviser and, as discussed above, ILC is a newly organized company. As such, each is subject to the business risks and uncertainties associated with any new business enterprise, including the lack of experience in managing or operating a business development company. Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on our investment adviser’s ability to identify, analyze, invest in and finance companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us, and our access to financing on acceptable terms. The Senior Investment Professionals of ILA will have substantial responsibilities under the Investment Advisory Agreement. These demands on their time may distract them or slow the rate of investment. In order to grow, we and ILA will need to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We will operate in a highly competitive market for investment opportunities.

We compete for investments with other business development companies and other investment funds (including private equity funds and mezzanine funds), other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we can. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company and, as a result, such companies may be more successful in completing their investments. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition, and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Even in the event the value of your investment declines, the base management fee and, in certain circumstances, the incentive fee will still be payable.

The base management fee will be calculated as 2.00% of the value of our gross assets at a specific time. Accordingly, the management fee is payable regardless of whether the value of our gross assets and/or your investment have decreased. Moreover, a portion of our incentive fee is payable if our net investment income for a calendar quarter exceeds a designated “hurdle rate.” This portion of the incentive fee is payable without regard to any capital gain, capital loss or unrealized depreciation that may occur during the quarter. Accordingly, this portion of our adviser’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter. In addition, in the event we realize deferred loan interest income in excess of our available capital as a result of our receipt of payment-in-kind, or “PIK” interest, we may be required to liquidate assets in order to pay a portion of the incentive fee. ILA, however, is not required to reimburse us for the portion of any fees attributable to PIK interest in the event of a default of the obligor. In addition, the second portion of the incentive fee payable to ILA is calculated annually based upon our realized capital gains, computed net of realized capital losses and unrealized capital depreciation, for that year. As a result, we may owe ILA an incentive fee regardless of whether we incurred significant realized capital losses and unrealized capital depreciation during prior years.

We will remain subject to corporate-level income tax if we are unable to qualify as a regulated investment company under Subchapter M of the Code.

Although we intend to elect to be treated as a registered investment company under Subchapter M of the Code for 2007 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

We may have difficulty satisfying the annual distribution requirement in order to qualify and maintain RIC status if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. We also may be required to include in income certain other amounts that we will not receive in cash.

Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

Our quarterly and annual operating results are subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including the interest rate payable on the debt securities and the dividend rate on the preferred stock that we acquire, the default rate on any such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

A change in interest rates may adversely affect our profitability.

A portion of our income will likely depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities, and the dividend rate on the preferred stock, in which we invest. We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. Some of our investments in debt securities and preferred stock will be at fixed rates and others at variable rates. We may, but will not be required to, and do not currently plan to, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and any that may be retained in the future, and the future members of our investment adviser, ILA, or our administrator, IL Administrator, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by affiliates of ILC that may be formed in the future. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders.

In the course of our investing activities, we will pay investment advisory and incentive fees to ILA, and will reimburse ILA for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the Senior Investment Professionals of ILA have interests that differ from those of our stockholders, giving rise to a conflict.

ILA will receive a quarterly incentive fee based, in part, on our Pre-Incentive Fee Net Investment Income, if any, for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle before providing an incentive fee return to the investment adviser. To the extent we or ILA are able to exert influence over our portfolio companies, this quarterly incentive fee may provide ILA with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another.

The portion of the incentive fee payable by us that relates to our Pre-Incentive Fee Net Investment Income will be computed and paid on income that includes interest, if any, that has been accrued but not yet received in cash. This fee structure may be considered a conflict of interest for our investment adviser because it may encourage the investment adviser to favor debt financings that provide for deferred interest rather than current cash payments of interest.

Promptly following the consummation of this offering, we intend to enter into a royalty-free license agreement with our investment adviser, pursuant to which our investment adviser will grant us a non-exclusive license to use the name “Iron Leaf.” Under the license agreement, we will have the right to use the “Iron Leaf” name for so long as ILA or one of its affiliates remains our investment adviser. In addition, we will pay IL Administrator, an affiliate of ILA, our allocable portion of overhead and other expenses incurred by IL Administrator in performing its obligations under the administration agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. These arrangements may create conflicts of interest that our Board of Directors must monitor.

Our Board of Directors may be authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law, our Board of Directors is permitted to reclassify any authorized but unissued shares of common stock into one or more classes of preferred stock. If the Board of Directors undertakes such a reclassification, it is required to file Articles of Incorporation Supplementary, which include, among other things, a description of the stock and a statement that the stock has been reclassified by the Board of Directors under authority contained in the charter. The Board of Directors is not required to make a specific finding prior to approving a reclassification, though we would generally expect the Board of Directors to determine, at a minimum, that any reclassification was in the best interests of ILC. In the event that our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation, which would reduce the amount distributable to our common stockholders. The cost of any such reclassification would be borne by our existing common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of ILC or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our investment adviser can resign on 60 days’ notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, recently adopted corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC. We believe that complying with these rules and regulations will make some activities time-consuming and costly and may divert significant attention of the Senior Investment Professionals from implementing our investment objective to these and related matters.

RISKS RELATED TO ILC’S INVESTMENTS

Our equity and debt investments in the companies that we are targeting may be extremely risky and we could lose all or part of our investments.

The debt that we will invest in is typically not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s), which investments are commonly referred to as “junk.” Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and is, therefore, commonly subject to additional risks. We will also invest in preferred stock, warrants and other equity derivative investments. These investments will entail additional risks that could adversely affect our investment returns. In addition, investment in the companies that we are targeting involves a number of significant risks, including:

•	they may have limited financial resources and may be unable to meet their obligations, which may lead to bankruptcy or liquidation and the loss of our investment;

•	they typically have limited operating histories, narrower, less established product lines or offerings and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions, operational risks and consumer sentiment in respect of their products or services, as well as general economic downturns;

•	because they are primarily privately owned, there is generally little publicly available information about these businesses; therefore, although ILA’s investment professionals and agents will perform “due diligence” investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses; and

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our interest as secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance” to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, we may structure certain investments in the form of subordinated debt, which will generally rank below any senior debt issued by our portfolio companies.

Our incentive fee may induce ILA to make speculative investments.

The incentive fee payable by us to ILA may create an incentive for ILA to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to ILA is determined, which is calculated as a percentage of the return on invested capital, may encourage ILA to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage ILA to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. As ILA’s incentive fee is based, in part, upon the capital gains realized on our investments, the investment adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

Though we will attempt to avoid such investments, our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company will typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

We may not realize gains from our equity investments.

We intend to obtain convertible preferred stock, or other equity securities from our portfolio companies. However, the equity interests we acquire may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could negatively impact our financial results.

Our portfolio may be focused in a limited number of portfolio companies, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or the sectors experience a market downturn.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be focused in relatively few portfolio companies. In addition, we expect to primarily concentrate our investments in Positive Impact companies. As a result, a market downturn in this sector could materially adversely affect us.

We expect to concentrate our investments primarily in Positive Impact companies. Positive Impact companies are subject to many risks, including periodic downturns. The market may not be committed to the use of these companies’ products or services.

We expect to concentrate our investments primarily in Positive Impact companies. Under certain economic conditions, this could cause our investment performance to be worse or better than business development companies with no such concentration. We may avoid purchasing certain securities in certain Positive Impact companies when it is otherwise advantageous to purchase those securities or may sell certain securities of Positive Impact companies when it is otherwise advantageous to hold those securities. In general, the application of Positive Impact standards may affect our exposure to certain industries and sectors, which may affect our financial performance — positively or negatively — depending on whether these industries or sectors are in or out of favor.

The revenues, income (or losses) and valuations of private companies, and Positive Impact companies, can and often do fluctuate suddenly and dramatically. We can offer no assurance that decreases in market capitalizations will not occur, or that any decreases in valuations will be insubstantial or temporary in nature. Also, our portfolio companies may face considerably more risk of loss and may not have the same returns as companies in other industry sectors due to their Positive Impact focus.

While the use of the products and services of Positive Impact companies has grown in recent years, a substantial portion of the population show only moderate levels of concern and are less than resolute in their behaviors. Thus, in times of economic downturn, it is possible that such consumers will not purchase such goods and services.

Because our investments will generally not be in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments will generally not be in publicly traded securities. As a result, the value of these securities will not be readily available. We will value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Board’s Valuation Committee. In connection with that determination, investment professionals from our investment adviser will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. The Valuation Committee may also utilize the services of a nationally recognized third-party valuation firm, which will prepare valuations for each of our portfolio investments. The participation of ILA in our valuation process could result in a conflict of interest as ILA’s management fee is based, in part, on our gross assets. However, the Board of Directors will retain ultimate authority as to the appropriate valuation of each investment. The types of factors that the Valuation Committee will take into account in providing its fair value recommendation to the Board of Directors will include, as relevant, the nature and value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. Because such valuations are inherently subjective and may be based on estimates, assumptions and forecasts, our determinations of fair value may differ materially from the values that would be determined if a readily available market for these securities existed.

The lack of liquidity in our investments may adversely affect our business, and will delay distributions of gains, if any.

Our investments will generally not be in publicly traded securities. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may have opportunities to make additional investments in that portfolio company as “follow-on” investments. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to obtain or maintain our RIC tax status.

Because we may not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over such portfolio companies or to prevent decisions by management of such portfolio companies that could decrease the value of our investments.

Although we intend to take significant equity positions in our portfolio companies, we do not expect to have controlling equity positions in all of our portfolio companies. Further, we will likely have less than a majority of the equity interests in most of our portfolio companies. As a result, we will be subject to the risk that a portfolio company we do not control, or in which we do not have a majority ownership position, may make business decisions with which we disagree, and the stockholders and management of such a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

We may be subject to certain risks associated with foreign investments.

In order to seek to enhance our overall return, we may selectively invest in companies that have operations or are domiciled outside the U.S. Certain risks are inherent in foreign operations, including:

•	difficulties in enforcing agreements and collecting receivables through certain foreign legal systems;

•	foreign customers may have longer payment cycles than customers in the U.S.;

•	tax rates in certain foreign countries may exceed those in the U.S. and foreign earnings may be subject to withholding requirements, exchange controls or other restrictions;

•	general economic and political conditions in countries where we operate may have an adverse effect on our operations;

•	exposure to risks associated with changes in foreign exchange rates;

•	difficulties associated with managing a large organization spread throughout various countries;

•	difficulties in enforcing intellectual property rights; and

•	required compliance with a variety of foreign laws and regulations.

Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in foreign exchange rates, exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

The success of our foreign investments will depend, in part, on our ability to anticipate and effectively manage these and other risks. We cannot assure you that these and other factors will not have a material adverse effect on our operations or our business as a whole.

Investing in primarily small- and mid-sized private companies may present certain challenges to us, including the lack of available information about these companies.

In accordance with our investment objective, we intend to make investments in primarily small- and mid-sized private companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of the Senior Investment Professionals and our investment adviser to obtain adequate information to evaluate the merits of investing in these companies. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may lose money on our investments.

Resources could be expended in researching and negotiating investments that may never be consummated, even if memoranda of understanding or definitive agreements are reached, which could materially adversely affect subsequent attempts to make other investments.

It is anticipated that the investigation of each specific target portfolio company and the negotiation, drafting, and execution of relevant agreements, disclosure documents, and other instruments will require substantial time and attention and substantial costs for accountants, attorneys, and others. If a decision is made not to complete a specific investment, the costs incurred up to that point for the proposed portfolio investment likely would not be recoverable. Furthermore, even if an agreement is reached relating to a specific portfolio investment, up to and including the execution of a definitive agreement, we may fail to consummate the portfolio investment for any number of reasons including those beyond our control. Any such event will result in a loss to us of the related costs incurred.

RISKS RELATED TO ILC’S INITIAL PUBLIC OFFERING

Prior to our initial public offering, there will be no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following our initial public offering.

Before our initial public offering, there will be no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after our initial public offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after our initial public offering or to any other established criteria for our value. Shares of closed-end management investment companies offered in an initial public offering often trade at a discount to the initial public offering price due to sales loads, including underwriting discounts, and related offering expenses. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after our initial public offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of ILA’s key personnel;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

We cannot assure you that we will be able to successfully deploy the proceeds of our initial public offering within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of our initial public offering will be invested in accordance with our investment objective within 12 months after the completion of our initial public offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of our initial public offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of our initial public offering within our contemplated timeframe after the completion of our initial public offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

We will have broad discretion over the use of proceeds of our initial public offering, to the extent it is successful, and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of our initial public offering and may use the net proceeds from our initial public offering in ways with which you may not agree, or for purposes other than those contemplated at the time of our initial public offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of our initial public offering, pending full investment, are used to pay operating expenses.

Investors in our initial public offering will incur dilution.

Assuming an initial offering price of $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), the net cash proceeds that we receive from this offering will be net of the underwriting discount of $1.05 per share as well as other offering and organizational expenses of $0.12 per share. As a result, our net asset value per share immediately after completion of this offering is estimated to be $13.83 per share, compared to an offering price of $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus). Accordingly, assuming an initial offering price of $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus) investors purchasing shares in this offering will pay a price per share of common stock that exceeds the net asset value per share of common stock after this offering by $1.17 and will bear the costs of the underwriting discount and, indirectly, other offering expenses. See “Dilution.”

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about ILC, our prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	an economic downturn could disproportionately impact the LOHAS market or other Positive Impact industries in which we intend to concentrate, causing us to suffer losses in our portfolio and experience diminished demand for capital in this industry sector;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 6,750,000 shares of our common stock in this offering will be approximately $93,362,500, or approximately $107,486,875 if the underwriters fully exercise their over-allotment option, in each case assuming an initial public offering price of $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $800,000 payable by us, which includes reimbursement of approximately $251,513 of organizational and offering expenses that have been advanced by ILA and its affiliates on our behalf.

After satisfying the above-referenced obligations, we plan to invest the remaining net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also use a portion of the net proceeds to pay operating expenses. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within 12 months after completion of this offering, depending on the availability of investment opportunities that are consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment timeline.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after completion of this offering. Our quarterly dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2007 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year; (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and, (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Certain U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan, out of assets legally available therefor, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

CAPITALIZATION

The following table sets forth:

•	our actual cash, accrued organizational expenses and capitalization as of April 30, 2007; and

•	our cash, accrued organizational expenses and capitalization as adjusted to reflect the sale of our common stock in this offering at an assumed public offering price of $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the estimated underwriting discounts and commissions and estimated organizational and offering expenses payable by us.

This table assumes no exercise of the underwriters’ over-allotment option of shares. You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

	As of April 30, 2007
	Actual	As Adjusted

Assets:
Cash	$1,500	$93,364,000

Total assets	$1,500	$93,364,000

Stockholders’ equity:
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 100 shares outstanding, actual; 6,750,100 shares outstanding, as adjusted	$1	$67,501
Capital in excess of par value	$1,499	$93,296,499

Total stockholders’ (deficit) equity	$(250,013)	$93,364,000

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net tangible book value per share after this offering. Net tangible book value per share is determined by dividing our net tangible book value, which is our total tangible assets less total liabilities, by the number of outstanding shares.

As of April 30, 2007, our net tangible book value was approximately $(250,013), or approximately $(2,500.13) per share. After giving effect to the sale of the shares to be sold in this offering assuming an initial offering price of $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), and the deduction of discounts and estimated expenses of this offering before stabilization, our pro forma net tangible book value would have been approximately $93,364,000, or $13.83 per share, representing an immediate increase in net tangible book value of approximately $2,513.96 per share and an immediate dilution of $1.17 per share, or 7.79%, to shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis assuming an initial offering price of $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus):

Offering Price	$15.00
Net tangible book value before this offering	$(2,500.13)
Increase attributable to shareholders	$2,513.96
Pro forma net tangible book value after this offering	$13.83
Dilution to shareholders (without exercise of the over-allotment option)	$1.17

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements and Projections” appearing elsewhere herein.

OVERVIEW

We are a newly organized, closed-end, non-diversified management investment company that intends to elect to be regulated as a business development company under the Investment Company Act of 1940, as amended.

We intend to provide growth, expansion, and other types of capital to primarily non-public, small- and mid-sized companies, and to focus primarily on our investments in Positive Impact companies. We define Positive Impact companies generally to include those companies that provide goods or services in the healthy living, environmental services and sustainable economy sectors, as well as companies that directly or indirectly support companies operating in such sectors. However, we may invest in companies that would not be considered Positive Impact companies if our investment adviser determines that such investments would be appropriate. Our investment objective is to achieve both current income and long term capital gains.

We will be an externally managed business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources.

REVENUES

We plan to generate revenue in the form of dividends or interest payable on the preferred stock and debt securities that we hold and capital gains, if any, on convertible debt, convertible preferred stock or other equity interests that we acquire in portfolio companies. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees will be generated in connection with our investments and recognized as earned.

EXPENSES

Our primary operating expenses will include the payment of: (i) investment advisory fees to our investment adviser, ILA; (ii) the allocable portion of overhead and other expenses incurred by IL Administrator in performing its obligations under the Administration Agreement; and (iii) other operating expenses as detailed below. Our investment advisory fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Investment Advisory Agreement.” We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	investment advisory fees;

•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	any stock exchange listing fees;

•	applicable federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•	all other expenses incurred by either IL Administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by IL Administrator in performing its obligations under the Administration Agreement, including the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staffs.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. Government securities and other high-quality debt investments that mature in one year or less. We may also fund a portion of our investments through borrowings from banks and the issuance of senior securities, including before we have fully invested the proceeds of this offering. Our primary use of funds will be investments in portfolio companies, cash distributions to holders of our common stock, and the payment of operating expenses, including debt service if we borrow to fund our investments. Immediately after this offering, assuming an initial offering price of $15.00 per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), we expect to have cash resources of approximately $93,364,000 and no indebtedness. This amount does not take into account the exercise of the underwriters’ over-allotment option. See “Use of Proceeds.”

DISTRIBUTION POLICY

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after completion of this offering. Our quarterly dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2007 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year; (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and, (3) any ordinary income and net capital gains for preceding years that were not distributed during such years.

In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Certain U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan, out of assets legally available therefor, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

CONTRACTUAL OBLIGATIONS

We have entered into two contracts under which we have material future commitments, the Investment Advisory Agreement, pursuant to which ILA agrees to serve as our investment adviser, and the Administration Agreement, pursuant to which IL Administrator agrees to furnish us with certain administrative services necessary to conduct our day-to-day operations. Each of these agreements is terminable by either party upon proper notice. Payments under the Investment Advisory Agreement in future periods will be equal to: (1) a percentage of the value of our gross assets; and (2) an incentive fee based on our performance. Payments under the Administration Agreement will occur on an ongoing basis as expenses are incurred on our behalf by IL Administrator. See “Investment Advisory Agreement,” and “Investment Advisory Agreement — Administration Agreement.” For a discussion of the estimated amount of our obligations under these contracts based on a number of assumptions, see “Fees and Expenses.”

Our Investment Advisory Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. Our Administration Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. If either of these agreements is terminated, our costs under new agreements that we may enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under both our Investment Advisory Agreement and our Administration Agreement. Any new Investment Advisory Agreement would also be subject to approval by our stockholders.

BUSINESS

OVERVIEW

We are a newly organized, closed-end, non-diversified management investment company that intends to elect to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act.

We intend to provide growth, expansion, and other types of capital primarily to non-public, small- and mid-sized companies, and to focus our investments primarily in Positive Impact companies. We define Positive Impact companies generally to include those providing goods or services in the healthy living, environmental services and sustainable economy sectors, as well as companies that directly or indirectly support such sectors through products, technologies and services. More specifically, these sectors include, but are not limited to, the following:

•	Healthy Living — natural and organic foods, supplements, personal care, alternative medicine, medical devices, health technology and services, health and fitness and education.

•	Environmental Services — environmental remediation, as well as technologies and services related to environmental remediation, green pricing programs, carbon offsets, and waste-saving products and technologies, including recycling.

•	Sustainable Economy — green building, alternative energy sources and fuels, eco-tourism, hybrid vehicles, fair trade and living wage products and services, home furnishings and supplies, natural pet products, cleaners, and apparel, and technologies that provide energy savings through improved efficiency or processes.

We may also invest in companies that would not be considered Positive Impact companies if our investment adviser determines that such investments would be appropriate.

Positive Impact companies may identify themselves as “socially responsible,” “mission-oriented,” “green,” “organic,” “clean-tech,” or “triple bottom line.” The sectors in which they will focus will encompass, but will also be broader than, the LOHAS industry. A survey released in February 2007 by NMI showed that consumer spending in the LOHAS sector was approximately $209 billion in 2005. The NMI study did not include business-to-business spending in the sector.

We intend to focus our investments primarily in non-public companies generally having annual revenues of less than $100 million that we believe have growing cash flows. We generally expect our investments to range from $1 million to $10 million in size, although this range may increase over time as our portfolio grows. We intend to provide strategic direction and support to our portfolio companies and expect, in most cases, to negotiate board seats or board observation rights with respect to our portfolio companies.

Our investment objective is to achieve current income and capital gains. We will seek current income by investing in dividend or interest-bearing preferred stock or debt securities. In addition, we intend to structure our investments to provide an equity component through conversion features on preferred stock and debt investments, warrants or other equity instruments. Through the equity components in our investments, we hope to achieve capital gains on our investments. While most of our investments will be minority stakes, we may take control positions in our portfolio companies on an opportunistic basis.

We believe that our structure will make available, through a publicly traded vehicle, access to equity-related investments in primarily small- and mid-sized private Positive Impact companies. We believe that investments in a professionally managed portfolio of equity-related investments in private Positive Impact companies, such as those that we intend to target, have previously been available only to those with substantial net worth who were willing to hold highly illiquid investments.

MARKET OPPORTUNITY

We believe a significant opportunity exists to provide growth, expansion and other types of capital to Positive Impact companies as a result of a large increase in the number of companies that have been established to meet the demand, both consumer and business-to-business, created by a shift in values among a growing proportion of the U.S. population. We believe that shift in values is the result of an increased awareness of health and environmental issues, as well as a growing commitment by corporations to the ideals of social responsibility.

We believe that the types of companies that are meeting this increased demand are typically small- to mid-sized and in need of capital for growth. While there are many such companies, we intend to focus on a small subset whose growth characteristics we believe to be the strongest.

We believe ILC is uniquely qualified to select from the growing number of Positive Impact companies because of the experience of the Senior Investment Professionals and their knowledge of the sectors in which we plan to invest.

According to NMI, in a study released in January 2007 and covering the calendar year 2005, the total amount of consumer spending in the LOHAS market sector was approximately $209 billion. That sector, according to NMI, includes the following subsectors:

•	Personal Health: approximately $118 billion (includes natural and organic foods, supplements, personal care, alternative medicine, yoga, health and fitness, media, and education).

•	Eco-Tourism: approximately $24.2 billion (includes eco-travel and adventures, new age and spiritual travel).

•	Alternative Energy: approximately $400 million (includes green pricing programs, renewable energy certificates).

•	Alternative Vehicles: approximately $6.1 billion (includes hybrid vehicles, alternative fuels, car sharing).

•	Green Building: approximately $49.7 billion (includes green-certified homes and materials, solar power).

•	Natural Lifestyles: approximately $10.6 billion (includes home furnishings and supplies, natural pet products, cleaners, apparel).

Other estimates also indicate the potential for substantial growth within these subsectors. For example, a report in June 2006 by the National Association of Home Builders and McGraw-Hill Construction indicated that by 2010, green homes would account for 5% to 10% of all newly constructed houses in the U.S., up from 2% in 2005. Also, the industry trade group, Organic Monitor, recently reported that global organic food sales rose 20% in 2006 to $40 billion.

Two recent surveys have also indicated that Americans may be willing to pay premium prices for more environmentally friendly products. The 2007 Cone Consumer Environmental Survey, released on April 19, 2007 by Cone LLC, stated that 63% of Americans view “health and welfare of future generations” as a factor that would cause them to pay more for products. In addition, NPD Group, a marketing consulting firm, estimated in mid-April 2007 that, based on its surveys, consumers would pay a premium of 24% for eco-friendly products.

Positive Impact companies may identify themselves as “LOHAS,” “socially responsible,” “mission-oriented,” “green,” “organic,” “clean-tech,” or “triple bottom line.”

In addition to the consumer side of the sectors, we believe there exists a substantial business-to-business market for resource-saving technologies, recycled products and more efficient large-scale industrial processes.

POSITIVE IMPACT

We have chosen to employ the term “Positive Impact” to describe the types of companies in which we typically will make portfolio investments. Traditionally, these companies have been classified as Socially Responsible Investments, or SRI, but many SRI screening techniques generally accept all companies that either (i) avoid “vice” businesses such as alcohol and gambling; or (ii) avoid companies whose products or processes generate pollution. We believe this type of screening, while a helpful starting point, does not go far enough toward defining the kinds of companies in which we intend to invest.

Positive Impact companies encompass those involved in businesses that are included in the LOHAS sector, as defined by NMI. In addition, Positive Impact companies include service and technology companies that serve the LOHAS and social capitalism sectors. Positive Impact companies also include those companies involved with the restoration of the planet, such as environmental remediation and finance, water purification and sourcing, as well as alternative energy or “clean-tech” industries, or companies with interests in technologies that serve these industries.

While our intention is to focus primarily on Positive Impact companies, we will not be limited to only Positive Impact companies and will look at other companies on an opportunistic basis. We generally intend to invest approximately 40% to 60% of our assets in consumer-oriented companies within the LOHAS sector, with the remainder generally consisting of business-to-business focused Positive Impact companies. We expect that all of our portfolio investments will generally satisfy SRI screening criteria.

STRUCTURE OF IRON LEAF CAPITAL CORPORATION

We are a Maryland corporation founded in January 2007. We are a closed-end, non-diversified management investment company that intends to elect to be regulated as a business development company under the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our total assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of an “eligible portfolio company.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” We may also borrow funds to make investments, including before we have fully invested the proceeds of this offering. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations.”

ILA, which will be an investment adviser registered under the Investment Advisers Act of 1940, or the Advisers Act, will provide us with investment advisory and management services pursuant to an investment advisory agreement, which we refer to as the Investment Advisory Agreement. Under the Investment Advisory Agreement, we have agreed to pay ILA an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse IL Administrator for the allocable portion of overhead and other expenses incurred by IL Administrator in performing its obligations under the Administration Agreement, including the compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.

IRON LEAF ADVISORS, LLC

ILA will be managed by Terry Temescu, our President and Chief Executive Officer and a Managing Member of ILA, Mark W. Bode, our Chief Financial Officer, interim Chief Compliance Officer and Corporate Secretary and a Managing Member of ILA, and Gregory T. Horn, a Managing Member of ILA. Messrs. Temescu, Bode and Horn, the Senior Investment Professionals and Managing Members of ILA, have an aggregate of approximately 35 years of experience researching, sourcing, structuring, managing, and exiting transactions in private equity investments.

•	Terry Temescu. Mr. Temescu is the President and Chief Executive Officer of Iron Leaf Capital Corporation, a Managing Member of ILA and a Managing Member of IL Administrator. Prior to the

formation of Iron Leaf, he founded Lyric Capital in 1998, which managed two venture capital funds focused primarily on technology, health and sustainability. From 1993 to 1998, Mr. Temescu served as Managing Director of Eldon Capital, which managed more than $200 million in private equity investments worldwide. At Eldon Capital, Mr. Temescu was responsible for analyzing, structuring and negotiating private equity investments. From 1991 to 1993, Mr. Temescu was Chief Operating Officer, Chief Financial Officer and director of Concord General Corporation, a financial services holding company. From 1985 to 1991, Mr. Temescu spent 6 years as an investment banker at Goldman Sachs & Co. and Smith Barney. Mr. Temescu has also spent 10 years, from 1973 to 1983, as a financial journalist for a variety of publications, culminating in the position of editor in the Business and Finance Section of the International Herald Tribune in Paris, France. He has also written for Time Magazine, Dow Jones, Inc., Institutional Investor, and numerous other publications. Mr. Temescu currently serves on the Board of Directors of Salary.com, Inc., a provider of compensation management solutions. Mr. Temescu holds a BS from the State University of New York and an MBA from Cornell University. Mr. Temescu is expected to devote substantially all of his business time to matters related to ILC.

•	Mark W. Bode. Mr. Bode is the Chief Financial Officer, interim Chief Compliance Officer and Corporate Secretary of Iron Leaf Capital Corporation, a Managing Member of ILA, the Chief Compliance Officer of ILA, and a Managing Member of IL Administrator. From 2000 through the formation of ILC, he was a general partner of Lyric Capital. From 1995 through 2000, Mr. Bode was the Chief Financial Officer of Varis Corporation, which had products including high-speed variable image commercial printing software. While at Varis Corp., Mr. Bode’s responsibilities included capital raising, financial reporting, and human resources. From 1990 to 1995, Mr. Bode was a principal at the San Francisco, California-based, investment banking firm of Gerken Capital Associates, focusing on medical technologies, medical devices, technology firms, project finance, and strategic finance. From 1984 to 1990, Mr. Bode was an investment banker in the healthcare and technologies sectors for Smith Barney, Prudential Securities and Kidder Peabody. Mr. Bode also spent three years prior to graduate school as an account officer at Northern Trust, in Chicago, Illinois, working with corporations on credit and cash management products. Mr. Bode holds a BA from Swarthmore College and an MBA from the University of Chicago. He has also served on the Board of Directors of the Frank Lloyd Wright Home and Studio Foundation and the Marin Museum Association, where he was Chairman of the Board. Mr. Bode is expected to devote substantially all of his business time to matters related to ILC.

•	Gregory T. Horn. Mr. Horn is a Managing Member of ILA and a Managing Member of IL Administrator. He has dedicated his career to building brands that enhance healthy living. From 2005 through 2007, he was Chief Executive Officer of Garden of Life, Inc., a maker of nutritional supplements, and founder and Chief Executive Officer of Specialty Nutrition Group (“SNG”). From 2001 through 2005, he was a general partner of Lyric Capital. From 1991 to 2001, Mr. Horn held various positions with General Nutrition Centers (“GNC”), beginning as a sales vice president and progressing to an Executive Vice President, Marketing and Business Development, Chief Marketing Officer, Chief Operating Officer and finally becoming Chief Executive Officer. During his tenure at GNC, Mr. Horn was instrumental in building the GNC brand; Mr. Horn personally oversaw the development or commercialization of more than 400 products or product lines. In 1999, when GNC was acquired by Royal Numico, Mr. Horn became Chairman of Royal Numico’s Executive Committee and an Executive Board Member. Mr. Horn is the author of Living Green: A Practical Guide to Simple Sustainability. Mr. Horn has broad experience serving as a founder, director or executive management of several LOHAS companies, including PacificHealth Laboratories, Specialty Nutrition Group, Know Fat Franchising, Brand New Brands, Celsius, and Garden of Life. Mr. Horn holds a BA from University of Redlands and an MBA from the University of California Los Angeles. Mr. Horn is expected to devote a substantial portion of his business time to matters related to ILC.

Other investment professionals who have significant experience in either the LOHAS market or in the private equity market in general may become part of the ILA team. Specifically, we expect ILA to retain two to five additional investment personnel within the twelve months following completion of this offering. ILA may hire additional investment professionals, based upon its needs, subsequent to completion of this offering.

We intend to leverage the experience of ILA’s Senior Investment Professionals and the other investment professionals employed by ILA to identify attractive investment opportunities among companies operating in our targeted markets.

COMPETITIVE ADVANTAGES

We believe that we will have the following competitive advantages over other providers of equity and debt capital to non-public small- to mid-size Positive Impact companies:

Leverage the skills and experience of ILA’s Senior Investment Professionals.  In addition to extensive investing experience, each Senior Investment Professional has substantial experience in top management of companies, ranging from startups and venture backed companies to a public company with a market value of more than $1 billion, which gives us a greater understanding of the issues that confront companies as they operate and grow.

Access to significant deal flow.  We believe that the 35 years of combined investing experience of ILA’s Senior Investment Professionals will provide us with access to a significant number of investment opportunities. We expect that potential transactions will be identified through our management team’s extensive network, which includes relationships with prospective portfolio management teams, entrepreneurs, industry organizations, corporate development professionals, financial institutions, and service professionals, including attorneys, and investment bankers.

Unique position in the industry created by a focus on Positive Impact companies.  We believe that upon completion of our initial public offering, we will have the potential to become one of the largest potential investors in the United States in small- to mid-sized companies in the sectors we are targeting. We believe this visibility will expand our access to deal flow.

Opportunities throughout the corporate life cycle.  We believe that established small- and mid-sized companies have a continually increasing need for capital at certain inflection points during their life cycles which we believe that we are well positioned to identify and foster because of our flexible investment structures and the Senior Investment Professionals’ extensive experience.

Deliver a comprehensive suite of customized financing solutions.  We believe that our willingness to address each portfolio company’s individualized financing needs in a responsive and efficient manner across all levels of a company’s capital structure, including through both debt and equity investments, will provide prospective portfolio companies with greater flexibility in structuring capital infusions than would be available from other sources of potential investment capital.

BUSINESS STRATEGY

We intend to implement the following strategies to take advantage of the market opportunity for providing equity and debt capital to primarily non-public, small- to mid-size Positive Impact companies.

Demand-driven investing.  We intend to focus our investments on companies where there is a proven demand for the products or services they offer rather than focusing on ideas that have not been proven or situations in which a completely new market must be created.

Proactive investment approach.  We intend to target companies that we believe offer substantial growth opportunities and proactively approach them regarding investment possibilities. We believe that the Senior Investment Professionals’ experience in the sectors that comprise the Positive Impact sector and the nature of our structure will be attractive to those companies.

Focus on businesses with strong management teams.  We plan to invest in businesses that we believe have management teams who possess the skills necessary to create and sustain profitable growth, foster a corporate culture dedicated to excellence, and attract superior employees.

Large equity or equity linked components.  We believe that our focus on equity or equity linked investments, coupled with attractive current income features, places us in a unique market position, as we believe that many small- to mid-sized companies are unable to access traditional debt financing without paying higher interest rates than we intend to charge. We believe our approach allows for the potential for underlying growth in the equities we own, and that our stakes in these companies will be large enough for that appreciation in value to have a significant impact on our performance.

INVESTMENTS

We intend to focus our investments primarily in non-public companies generally having annual revenues of less than $100 million that we believe have growing cash flows. We generally expect our investments to range from $1 million to $10 million in size, although this range may increase over time as our portfolio grows. We may also borrow funds to make investments. We also may invest up to 25 percent of our portfolio in securities issued by companies with significant operations in or revenues from foreign countries.

PROSPECTIVE POSITIVE IMPACT PORTFOLIO COMPANIES

We have examined a significant number of prospective portfolio companies and have executed non-binding memoranda of understanding with eight Positive Impact companies. We are in the process of negotiating the terms of memoranda of understanding with several others. We have performed preliminary due diligence on all of these companies. We expect our investments in the Positive Impact companies listed below, combined with the other prospective portfolio companies with which we have executed non-binding memoranda of understanding and those with which we are currently negotiating, will total more than $75 million at the time this offering is consummated. The terms of each investment may vary, but we expect that each will generally carry a cash dividend and an equity component of approximately 10% to 40% of the prospective portfolio company’s total equity.

The chart below sets forth a brief description of some of the key terms of each non-binding memorandum of understanding that we have entered into to make an investment in a Positive Impact company. We currently expect to fund the investments described in these non-binding memoranda of understanding using a portion of the net proceeds of this offering. The consummation of each investment will depend upon the completion of this offering, the execution and delivery of final binding agreements in form mutually satisfactory to the parties, the completion of final due diligence, the absence of any material adverse change and the receipt of any necessary consents. At this time, the final forms of our investments remain subject to additional negotiations with these companies. We have no relationship with any prospective portfolio company other than these non-binding memoranda of understanding.

		Proposed	Type of Proposed
Company	Industry Sector	Investment Amount	Security

Overture Environmental Services LLC	Environmental remediation	$10.0 million	Preferred LLC interest
Better World Books, Inc.	Online book reseller	$5.0 million	Preferred stock
Marvelous Market, Inc.	Natural foods	$7.0 million	Preferred stock
Indigenous Designs Corporation	Organic clothing	$5.0 million	Preferred stock
IceStone, LLC	Green building materials	$4.0 million	Preferred LLC interest
Transactis, Inc.	Software	$3.0 million	Preferred stock
Wholesome Harvest, Inc.	Organic meats	$2.0 million	Preferred stock
Better World Telecom, LLC	Telecom services	$5.5 million	Preferred LLC interest

TOTAL		$41.5 million

The above-referenced non-binding memoranda of understanding contemplate current dividend and interest payments.

The Senior Investment Professionals have screened each of the prospective portfolio companies to determine that each satisfies our investment criteria, conducted a preliminary due diligence investigation of each prospective portfolio company and negotiated the terms of the non-binding memoranda of understanding.

Upon the consummation of an investment, our investment adviser, ILA, will be responsible for monitoring and servicing our investments.

If we do not wish to make an investment, we will not be obligated to do so. Similarly, prospective portfolio companies are not obligated to obtain financing from us. We can offer no assurance that in the course of completing the transactions not subject to binding agreements, we will not discover facts that would cause us to change the terms and amounts of these investments or render these investments unattractive or that any of these transactions will actually be made.

Descriptions of Prospective Positive Impact Portfolio Companies

Overture Environmental Services LLC

Overture Environmental Services LLC (“Overture”) is a leveraged lending company whose sole business is making loans to facilitate the remediation of large-scale projects involving environmentally contaminated land and water, principally in Eastern and Central Europe. Overture intends to leverage its equity base in connection with making loans to investment-grade borrowers. The loans will generally be guaranteed or secured to the highest credit rating possible, and in no case less than a Single-A rating, with various types of credit enhancement, from government entities, banks and other financial institutions. Overture is in the Environmental Services sector of Positive Impact. Overture’s principal place of business is Philadelphia, PA.

Better World Books, Inc.

Better World Books, Inc. (“BWB”) is a for-profit company that sells used books to fund socially responsible literacy initiatives locally, nationally and internationally. BWB coordinates book drives on college campuses around the country to obtain used textbooks on behalf of its non-profit literacy partners. BWB also receives used books daily, on consignment, from hundreds of libraries and thrift stores. BWB is in the Sustainable Economy sector of Positive Impact.

To manage its diverse sourcing and inventory, the company also owns a software program which provides optimal business solutions for BWB in inventory management, maximum online marketplace exposure (i.e., selling the same book on over 15 different marketplaces with a homogenous back end fulfillment solution), automated pricing of the entire book inventory, automated order processing, automated fulfillment and postage system and customer service. BWB’s principal place of business is South Bend, IN.

Marvelous Market, Inc.

Marvelous Market, Inc. (“Marvelous Market”) is a gourmet grocery retailer focusing on high quality and organic foods. Its eight retail stores in the Washington, DC market are small in size (900 to 3,000 square feet). Marvelous Market is in the Healthy Living sector of Positive Impact.

Marvelous Market’s merchandising strategy is to sell “Marvelous” products, whether they are self-made by the Marvelous Kitchen or by high quality producers in the category and geography. Marvelous Market’s principal place of business is Washington, D.C.

Indigenous Designs Corporation

Indigenous Designs Corporation (“IDC”) is a wholesale clothing company focusing on handcrafted natural fiber clothing. IDC develops and markets premium quality sweaters, lightweight knits, jackets and accessories to high-end retailers and national catalogs. The company has operated with a mission to provide training, sustainable employment and fair wages for impoverished artisans located primarily in the highlands of Peru and Ecuador. The products are designed by American designers to reflect the tastes of the retail market. IDC’s principal place of business is Santa Rosa, CA. It is in the Sustainable Economy sector of Positive Impact.

IceStone, LLC

IceStone, LLC (“IceStone”) manufactures durable surface materials for kitchens and baths made from 75% recycled glass embedded in a cement matrix. IceStone surface materials, which are customizable for color and visual effect, have a broad range of applications ranging from residential kitchen and bathroom countertops to commercial flooring. IceStone products are as strong and attractive as mined stone, but offer the additional benefit of environmental sustainability. IceStone redirected more than 700 tons of recycled glass from the waste stream in 2005 and another 1,150 tons in 2006. IceStone’s principal place of business is Brooklyn, NY. It is in the Sustainable Economy sector of Positive Impact.

Transactis, Inc.

Transactis, Inc. (“Transactis”) has two principal businesses: electronic bill payment and payment processing. Transactis’ BillMail product offers a user-friendly alternative to online billing and helps billers better convert their customers to e-billing, with e-mail as the medium, not the Internet. BillMail replaces paper for billing, reducing both cost and resource use. Transactis’ principal place of business is Bethesda, MD. It is in the Sustainable Economy sector of Positive Impact.

Wholesome Harvest, Inc.

Wholesome Harvest, Inc. (“Wholesome Harvest”) sells organic-certified beef, chicken, lamb, turkey, duck, goose and pork in branded packages. The meats are sold nationally through distributors primarily to foodservice and grocery retail and accounts. Meat is also exported to Asia and direct shipped via e-commerce sales. Wholesome Harvest has a wide array of over 60 products. Wholesome Harvest is in the Healthy Living sector of Positive Impact.

Wholesome Harvest’s business model was expanded in 2006 with the establishment of “clusters” of organic ranches around major metropolitan areas. Wholesome Harvest assists these ranchers in becoming certified as organic and develops slaughter and distribution facilities locally. This enables Wholesome Harvest to offer both locally grown and organic meats in many metropolitan areas. Wholesome Harvest’s principal place of business is Story County, IA.

Better World Telecom, LLC

Better World Telecom, LLC (“BWT”) is a nationwide voice and data provider solely focused on serving businesses, enterprises, and organizations that have social and sustainable missions. BWT guarantees backup quality and donates 3% of top line revenues to causes that we believe benefit social justice and sustainability. BWT provides services to all sectors of Positive Impact companies.

The services offered by BWT (long distance, 800, local, conferencing, dedicated Internet, unified communications — Virtual PBX, cellular, and VoIP) are basic utilities to almost every business and organization. BWT’s principal place of business is McLean, VA.

INVESTMENT SELECTION

Investment criteria

We have identified criteria that we believe are important in meeting our investment objectives. These criteria provide general guidelines for our investment decisions; however, we may not require each prospective portfolio company in which we choose to invest to meet all of these criteria. In addition, we may change these investment criteria without a vote of the holders of a majority of our outstanding stockholders.

•	Market segment — We will seek to invest primarily in portfolio companies that are already generating revenue with significant growth potential. The Senior Investment Professionals will examine the market segment in which the company is operating, including its size, geographic focus and competition, to determine whether the portfolio company can continue its current growth rate prior to investing.

•	Large addressable markets — We will seek to invest in businesses that address large market opportunities, with the requirement that there be a clear market demand. ILA’s Senior Investment Professionals’ experience has been that large markets not only provide for high growth potential, but also have the ability to support a healthy competitive environment with more than one successful competitor.

•	Defensible and sustainable business and financial models — We will seek to invest in companies where there is a proven demand for the products or services the companies offer and that have sustainable and defensible competitive advantages, which will permit those companies to adapt to changes in their respective business environments.

•	Strong, experienced management team — We generally will require that our portfolio companies have a strong and experienced management team, with equity interest in the company.

•	Ability to exert meaningful influence — We will seek to be lead investor in most of our investments. Even where we will not have a controlling interest in a portfolio company, we will seek investments in companies in which the Senior Investment Professionals’ expertise will allow us to exert influence on the strategic direction of the underlying businesses.

•	Clear, attainable exit strategies — We intend to mitigate the risks of investments by carefully analyzing potential exit and value-recovery scenarios. By assessing these factors and investing only in those opportunities with inherent value, we will attempt to maximize returns while minimizing risks.

Due Diligence

If a potential portfolio company meets all, or most, of the characteristics described above, the Senior Investment Professionals will perform a preliminary due diligence review including company assessments, market analysis, competitive analysis, evaluation of management, risk analysis and transaction size, pricing and structure analysis. The process outlined below provides general parameters for our investment decisions, although not all will be followed in evaluating each opportunity. Upon successful completion of this preliminary evaluation process, we will decide whether to deliver a non-binding memorandum of understanding, continue the due diligence process and move forward towards the completion of a transaction. ILA’s Investment Committee, which currently consists of Messrs. Temescu, Bode and Horn, must approve each new investment that we make.

Our due diligence process will typically encompass the following steps:

•	Assessment of management — We will typically perform an assessment including a review of experience, passion, proven leadership ability, vision, ability to attract key employees, dispute resolution skills, and reputation in the market.

•	Market and competitive analysis — We will often utilize experts to perform market and competitive due diligence. These experts typically provide us with a detailed understanding of the intangible value in the prospective portfolio company’s business and operations. This analysis may include:

•	industry and competitive analysis, including growth potential and relative position of the prospective portfolio company within its market and the existence of significant barriers to entry for potential competitors;

•	customer and vendor interviews to assess reputation within its market;

•	assessment of likely exit strategies, including the likelihood and timing of a potential liquidity event; and

•	potential regulatory/legal issues.

•	Business model and financial assessment — Prior to making an investment decision, we will typically review the prospective portfolio company’s business model and financial reporting.

•	Strategic analysis — We will also generally perform a strategic analysis of each prospective portfolio company, during which we will evaluate the activities, risk, cost, time to market and time to exit.

Deal sourcing

We expect that deal flow will largely be driven by the long history and strong reputation of ILA’s Senior Investment Professionals in the market as reflected by their various networks, which include entrepreneurs, service providers and industry relationships. We also expect to receive deal referrals from strategic advisors, industry consultants, industry analysts, portfolio company managers, lawyers, accountants and investment bankers. In addition, we expect that the Senior Investment Professionals will also serve as the direct source of proprietary deal referrals from their own business networks.

In many transactions, we expect that the Senior Investment Professionals will have prior knowledge of a prospective portfolio company and will have developed a relationship with its management or investors over a period of time resulting in an investment opportunity. We believe that such relationship building will serve us in several ways with respect to our investments, including: (i) generating investments on a more friendly basis; (ii) achieving more favorable terms; and (iii) facilitating proactive initiation of financings on a timely basis and without a competitive bidding process. We believe that ILA’s Senior Investment Professionals have established a reputation for credible, honest and straightforward communications. We believe that this reputation will be advantageous in selective investment situations where we have been welcomed as preferred investment partners by management teams and co-investors.

Investment Structure

Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and, if necessary, its other capital providers, including senior and junior lenders, and equity capital providers, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. We intend to seek board positions, or board observation rights, in connection with each of our investments.

Equity Investments

We will generally direct equity in the portfolio companies through convertible preferred stock although we may receive warrants or other equity instruments in connection with our debt instruments. These may be non-control investments or control positions in portfolio companies in circumstances where we believe a unique opportunity exists for such an investment.

We will generally seek to structure our non-control equity investments to provide us with minority rights provisions, including board seats or board observation rights. We will also generally seek performance features for any warrants that we may receive. We will seek to structure these performance features to allow our relative equity position in a portfolio company to increase in the event the portfolio company fails to meet certain specified performance targets. We will also seek to obtain registration rights in connection with all of our equity investments, which may include demand and “piggyback” registration rights.

Debt Investments

We intend to tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. For example, we seek to limit the downside risks of our investments by:

•	negotiating covenants that are designed to protect our investments while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights; and

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk.

ONGOING RELATIONSHIPS WITH PORTFOLIO COMPANIES

Strategic Value Added Model

We intend to offer, and will provide upon request, significant strategic direction and support to our portfolio companies. We intend to seek hands-on involvement with various aspects of our portfolio companies, primarily in governance, recruiting of senior executives, determining the strategic direction of our portfolio companies, product development and positioning, marketing and branding, business development and fund raising efforts.

In most cases, we expect that investment professionals from ILA will serve as board members for our portfolio companies. In a limited number of cases, we may select a portfolio company board member who is not an investment professional at ILA. This active involvement in the governance of our portfolio companies is intended to maximize shareholder value and assist management in achieving long-term growth in operating earnings. When necessary, investment professionals at ILA will take a more active role in managing our portfolio companies, including arranging financing for operations, replacing management and, in extreme cases, assuming operational control for a limited period of time.

Monitoring

We intend to monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In certain limited cases, we may also control one or more of our portfolio companies.

We have several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

•	assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan;

•	periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

•	periodic formal update interviews with portfolio company management and, if appropriate, the financial or strategic sponsor;

•	attendance at, and participation in, board meetings; and

•	review of weekly, monthly and quarterly financial statements and financial projections for portfolio companies.

As a result of active monitoring and communication, we believe that our portfolio management process will emphasize value creation throughout the life cycle of a given investment. Paramount to these efforts will be providing the management of our portfolio companies with the benefit of the Senior Investment Professionals’ expertise and collectively determining strategic decisions and operational matters. By doing so, we believe that ILC’s value to the portfolio company will go beyond the capital it has invested, and will extend to the overall goals of each portfolio company, which we believe will benefit ILC’s return on its investment in its portfolio companies.

Valuation Process

The following is a description of the steps we will take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our Board of Directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the ILA investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with ILA’s Senior Investment Professionals;

•	A nationally recognized third-party valuation firm engaged by our Board of Directors will review these preliminary valuations;

•	The Valuation Committee of our Board of Directors will review the preliminary valuation and our investment adviser and nationally recognized third-party valuation firm will respond and supplement the preliminary valuation to reflect any comments provided by the Valuation Committee; and

•	The Board of Directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, ILA, a nationally recognized third-party valuation firm, and our Valuation Committee.

When we make investments that involve deferrals of interest payable to us, any increase in the value of the investment due to the accrual or receipt of payment of interest will be allocated to the increase in the cost basis of the investment, rather than to capital appreciation or gain.

COMPETITION

We compete for investments with a number of business development companies and other investment funds (including private equity funds and venture capital funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We believe we compete with these entities primarily on the basis of our willingness to make smaller investments, the experience and contacts of ILA’s Senior Investment Professionals, our responsive and efficient investment analysis and decision-making processes, and the investment terms that we offer. We do not seek to compete primarily on the deal terms we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to ILC’s Business and Structure — We will operate in a highly competitive market for investment opportunities.”

STAFFING

We do not currently have any employees. Each of Mr. Temescu, our President and Chief Executive Officer, and Mr. Bode, our Chief Financial Officer, interim Chief Compliance Officer and Corporate Secretary, is a Managing Member of our investment adviser, ILA, and our administrator, IL Administrator. Mr. Bode is also an employee of IL Administrator, and will perform his functions as Chief Financial Officer, interim Chief Compliance Officer and Corporate Secretary under the terms of our Administration Agreement. Likewise, our permanent Chief Compliance Officer, once retained, will be an employee of IL Administrator, and will perform his functions as Chief Compliance Officer under the terms of our Administration Agreement. Our day-to-day investment operations will be managed by our investment adviser. See “Investment Advisory Agreement.” We expect ILA’s investment personnel to initially consist of Messrs. Temescu, Bode, and Horn, ILA’s Senior Investment Professionals and the Managing Members of ILA and William P.H. du Pont. In addition, we expect ILA to retain two to five additional investment personnel within the twelve months following completion of this offering. ILA may hire additional investment professionals, based upon its needs, subsequent to completion of this offering. In addition, we will reimburse IL Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including the compensation of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. See “Investment Advisory Agreement — Administration Agreement.”

PROPERTIES

Our corporate headquarters are located at 5 Eden Lane, Tiburon, CA 94920 in the offices of ILA. We do not own any real estate. We believe that our office facilities are suitable and adequate for our business as it is presently conducted.

LEGAL PROCEEDINGS

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

MANAGEMENT

Our Board of Directors will oversee our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Iron Leaf as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who will serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors will maintain an Audit Committee, a Valuation Committee, and a Nominating and Corporate Governance Committee, and may establish additional committees in the future.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the Board of Directors is as follows:

			Director	Expiration
Name	Age	Position	Since	of Term

Interested Directors
Terry Temescu	59	President, Chief Executive Officer, Chairman of the Board of Directors	2007	2010
Gregory T. Horn	41	Director	2007	2010
Independent Directors
Lawrence A. Friend	63	Director	2007	2009
Daniel Brady	35	Director	2007	2009
Pamela Newman	59	Director	2007	2008

The address for each director is c/o Iron Leaf Capital Corporation, 5 Eden Lane, Tiburon, CA 94920.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position

Mark W. Bode	48	Chief Financial Officer, Interim Chief Compliance Officer and Corporate Secretary

The address for each executive officer is c/o Iron Leaf Capital Corporation, 5 Eden Lane, Tiburon, CA 94920.

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Directors

Terry Temescu.  Mr. Temescu is the President and Chief Executive Officer of Iron Leaf Capital Corporation, a Managing Member of ILA and a Managing Member of IL Administrator. Prior to the formation of Iron Leaf, Mr. Temescu founded Lyric Capital in 1998, which managed two venture capital funds focused primarily on technology, health and sustainability. From 1993 to 1998, Mr. Temescu served as Managing Director of Eldon Capital, which managed more than $200 million in private equity investments worldwide. At Eldon Capital, Mr. Temescu was responsible for analyzing, structuring and negotiating private equity investments. From 1991 to 1993, Mr. Temescu was Chief Operating Officer, Chief Financial Officer and director of Concord General Corporation, a financial services holding company. From 1985 to 1991, Mr. Temescu was an investment banker at Goldman Sachs & Co. and Smith Barney. Mr. Temescu has also spent 10 years, from 1973 to 1983, as a financial journalist for a variety of publications, culminating in the position of editor in the Business and Finance Section of the International Herald Tribune in Paris, France. Mr. Temescu has also written for Time Magazine, Dow Jones, Inc., Institutional Investor, and numerous other publications. Mr. Temescu currently serves on the Board of Directors of Salary.com, Inc., a provider of compensation management solutions. Mr. Temescu holds a BS from the State University of New York and an MBA from Cornell University. Mr. Temescu is expected to devote substantially all of his business time to matters related to ILC.

Gregory T. Horn.  Mr. Horn is a Managing Member of ILA and a Managing Member of IL Administrator. Mr. Horn has dedicated his career to building brands that enhance healthy living. From 2005 through 2007, Mr. Horn was Chief Executive Officer of Garden of Life, Inc., a maker of nutritional supplements, and founder and Chief Executive Officer of Specialty Nutrition Group (“SNG”). From 2001 through 2005, Mr. Horn was a general partner of Lyric Capital. From 1991-2001, Mr. Horn held various positions with General Nutrition Centers (“GNC”), beginning as a sales vice president and progressing to an Executive Vice President, Marketing and Business Development, Chief Marketing Officer, Chief Operating Officer and finally becoming Chief Executive Officer. During his tenure at GNC, Mr. Horn was instrumental in building the GNC brand; Mr. Horn personally oversaw the development or commercialization of more than 400 products or product lines. In 1999, when GNC was acquired by Royal Numico, Mr. Horn became Chairman of Royal Numico’s Executive Committee and an Executive Board Member. Mr. Horn is the author of Living Green: A Practical Guide to Simple Sustainability. Mr. Horn has broad experience serving as a founder, director or executive management of several LOHAS companies, including PacificHealth Laboratories, Specialty Nutrition Group, Know Fat Franchising, Brand New Brands, Celsius, and Garden of Life. Mr. Horn holds a BA from University of Redlands and an MBA from the University of California Los Angeles. Mr. Horn is expected to devote a substantial portion of his business time to matters related to ILC.

Independent Directors

Pamela J. Newman, Ph.D.   Dr. Newman is an Executive Vice-President of Aon Corporation where she acts as an international insurance broker specializing in Fortune 500 clients worldwide. Prior to joining Aon, in 1992, Dr. Newman was a Managing Director managing global accounts with Marsh & McLennan from 1979 to 1991. From 1973 to 1979, Dr. Newman worked as a Manager in the Consulting Division at Peat Marwick Mitchell and Co. Dr. Newman currently serves on the Board and Executive Committee of RKO Pictures, and also serves on the Boards of Interactive Metronome, a company that produces a product to improve focus capacity, Ivivi Technologies, Inc., a medical technology company, and Chipwich Chippoppitty, Inc. She is a Trustee of The American University of Paris. Dr. Newman earned her B.A., M.A. and Ph.D. degree from The University of Michigan. She is the co-author of two books: Organizational Communication; and, Behind Closed Doors: A Guide to Effective Meetings.

Lawrence A. Friend.  Mr. Friend is a certified public accountant and, since 1994, has been President and Chief Executive Officer of Friend Consulting, a regulatory consulting firm to the investment management industry located in Potomac, Maryland. From 1998 until his retirement in 2004, Mr. Friend was also an Assurance and Advisory Partner with PricewaterhouseCoopers LLP, an international accounting and consulting firm. Before joining PricewaterhouseCoopers LLP, Mr. Friend was at the U.S. Securities & Exchange Commission in Washington, D.C. for 28 years, serving in the position of Chief Accountant in the Division of

Investment Management from 1977 to 1997. Mr. Friend currently serves on the board of directors of the Indiana State Society of Washington, D.C. and is a member of the American Institute of Certified Public Accountants. He holds a B.S in accounting from Indiana University.

Daniel Brady.  In 2005, Mr. Brady founded, and has since served as a Managing Partner of, Entropy Capital, LLC, a self-financed proprietary trading operation focused on stock and options trading. Prior to that, in 2004, Mr. Brady was a founding partner of Clarksdale Capital Partners, a private investment fund that specialized in options trading with assets of over $50 million. From 2000 to 2004, Mr. Brady was a partner at the Pacific Options Exchange, in San Francisco, California, where he had exclusive responsibility for making markets in Sun Microsystems, 3Com, and Amgen, among others. From 1998 to 2000, Mr. Brady was responsible for building the European derivatives trading operations for Susquehanna Investment Group, based in Amsterdam, The Netherlands. Mr. Brady is a Chartered Financial Analyst. Mr. Brady holds a B.A. from Duke University.

Executive Officers Who Are Not Directors

Mark W. Bode.  Mr. Bode is the Chief Financial Officer, Interim Chief Compliance Officer and Corporate Secretary of Iron Leaf Capital Corporation, a Managing Member and the Chief Compliance Officer of ILA and a Managing Member of IL Administrator. From 2000 through the formation of ILC, Mr. Bode was a general partner of Lyric Capital. From 1995 through 2000, Mr. Bode was the Chief Financial Officer of Varis Corporation, which had products including high-speed variable image commercial printing software. While at Varis Corp., Mr. Bode’s responsibilities included capital raising, financial reporting, and human resources. From 1990 to 1995, Mr. Bode was a principal at the San Francisco, California-based, investment banking firm of Gerken Capital Associates, focusing on medical technologies, medical devices, technology firms, project finance, and strategic finance. From 1984 to 1990, Mr. Bode was an investment banker in the healthcare and technologies sectors for Smith Barney, Prudential Securities and Kidder Peabody. Mr. Bode also spent three years prior to graduate school as an account officer at Northern Trust, in Chicago, Illinois, working with corporations on credit and cash management products. Mr. Bode holds a BA from Swarthmore College and an MBA from the University of Chicago. He has also served on the Board of Directors of the Frank Lloyd Wright Home and Studio Foundation and the Marin Museum Association, where he was Chairman of the Board. Mr. Bode is expected to devote substantially all of his business time to matters related to ILC.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board of Directors has established an Audit Committee, a Valuation Committee, and a Nominating and Corporate Governance Committee. All directors are expected to attend at least 75% of the aggregate number of meetings of the board and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.

Audit Committee

The Audit Committee will operate pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities will include selecting the independent registered public accounting firm for ILC reviewing with such independent registered public accounting firm the planning, scope and results of their audit of ILC’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing ILC’s annual financial statements and periodic filings, and receiving ILC’s audit reports and financial statements. The Audit Committee is presently composed of Mr. Friend, Mr. Brady, and Dr. Newman, all of whom are considered independent under the rules of Nasdaq Global Market. Mr. Friend serves as Chairman of the Audit Committee. Our Board of Directors has determined that Mr. Friend is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Mr. Friend meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of ILC as that term is defined in Section 2(a)(19) of the 1940 Act.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee will operate pursuant to a charter approved by our Board of Directors. The members of the Nominating and Corporate Governance Committee are Dr. Newman, Mr. Friend, and Mr. Brady, each of whom is independent for purposes of the 1940 Act and Nasdaq Global Market listing standards. Dr. Newman serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee currently does not consider nominees recommended by our stockholders.

The Valuation Committee

The Valuation Committee will operate pursuant to a charter approved by our Board of Directors. The Valuation Committee will establish guidelines and make recommendations to our Board of Directors regarding the valuation of our investments. The Valuation Committee will be responsible for aiding our Board of Directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board of Directors and Valuation Committee will utilize the services of a nationally recognized third-party valuation firm to help determine the fair value of these securities. The Valuation Committee is presently composed of Dr. Newman, Mr. Brady, and Mr. Friend, each of whom is independent for purposes of the 1940 Act. Mr. Brady serves as Chairman of the Valuation Committee.

COMPENSATION OF DIRECTORS

The independent directors will receive an annual retainer fee of $20,000, plus $1,000 and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. The independent directors will receive $500 in connection with each committee meeting of the Board of Directors that they attend, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a board meeting.

In addition, the Chairman of the Audit Committee will receive an annual retainer of $10,000, while the Chairman of the Valuation Committee and the Chairman of the Nominating and Corporate Governance Committee will each receive an annual retainer of $5,000. No compensation is expected to be paid to directors who are interested persons of ILC as defined in the 1940 Act for the year ended December 31, 2007.

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND OTHER EXECUTIVE OFFICERS

None of our officers will receive direct compensation from ILC. We expect to retain a permanent Chief Compliance Officer after completion of this offering. Mr. Bode will serve as our interim Chief Compliance Officer until our Board of Directors has approved a permanent chief compliance officer. The compensation of our Chief Financial Officer and our permanent Chief Compliance Officer, once retained, will be paid by IL Administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by such persons to ILC. To the extent that IL Administration outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to IL Administration. Although Mr. Bode will receive compensation for his service as Chief Financial Officer, he will receive no compensation for his service as interim Chief Compliance Officer or for his service as Corporate Secretary.

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the

1940 Act. Each indemnification agreement provides that ILC shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding.

PORTFOLIO MANAGEMENT

The management of our investment portfolio will be the responsibility of our investment adviser, ILA, and its Investment Committee, which currently consists of Terry Temescu, one of our directors, our President and Chief Executive Officer and a Managing Member of ILA, Mark W. Bode, our Chief Financial Officer, interim Chief Compliance Officer and Corporate Secretary and a Managing Member and the Chief Compliance Officer of ILA, and Gregory T. Horn, one of our directors and a Managing Member of ILA. For more information regarding the business experience of Messrs. Temescu, Bode and Horn, see “Management — Board of Directors and Executive Officers — Interested Directors” and “— Executive Officers Who Are Not Directors.” ILA’s Investment Committee must approve each new investment that we make. The members of ILA’s Investment Committee will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities. However, Messrs. Temescu, Bode and Horn, through their financial interests in IL Administrator, the controlling equity holder of ILA, will be entitled to a portion of any investment advisory fees paid by ILC to ILA.

Investment Personnel

We expect ILA’s investment personnel to initially consist of ILA’s Senior Investment Professionals, including Messrs. Temescu, Bode and Horn, and William P.H. du Pont, an investment professional at ILA.

The following information pertains to the investment personnel of ILA who are not executive officers or directors of ILC:

William P.H. du Pont.  Mr. du Pont serves as an investment professional for ILA. In addition, Mr. du Pont is currently the Chief Executive Officer of Think Inc., a strategic marketing consulting firm. Mr. du Pont will only devote a portion of his time to matters related to Iron Leaf Capital Corporation. In 1994, Mr. du Pont founded Interweb, Inc., a Web presence provider for large corporations and non-profit organizations that focuses on creation and maintenance of web sites for internal and external corporate communications and development and implementation of web-based applications. Interweb was merged into THINK New Ideas in 1998, and he served as the managing director for the Southeast, providing integrated strategic marketing, technology and communications solutions to Fortune 500 companies. THINK New Ideas was acquired by Answerthink Consulting Group, Inc. in 1999, and Mr. du Pont integrated the operations of the two and became managing director of the company’s interactive marketing unit nationwide (formerly THINK New Ideas), with 400 employees and more than $50 million in annual revenue. As the technology economy contracted, Mr. du Pont structured a separation of the Atlanta operations from Answerthink in 2003 and formed Think, Inc., a full service interactive communication firm specializing in content strategy and user experience for complex corporate online communications and applications. In addition, Mr. du Pont has served as a member of the Board of Advisors or Board of Directors of several startup tech and new media companies, including Globopolis.com., Planet Systems Group, Inc., and EZgov.com. From 1992 to 1994, before founding Interweb, Mr. du Pont was an investment advisor for the firm of A.G. Edwards and Sons. Mr. du Pont holds a BA from the University of Georgia. He is a member of the Southeastern Software Association and the Technology Executives Roundtable in Atlanta, and was a board member of The Business and Technology Roundtable.

In addition, we expect ILA to retain two to five additional investment personnel within the twelve months following completion of this offering. ILA may also retain additional investment professionals, based upon its needs, subsequent to the completion of this offering.

The table below shows the dollar range of shares of common stock beneficially owned, as of June 21, 2007, by each portfolio manager of ILC.

Dollar Range of
Name of Portfolio Manager	Equity Securities in ILC(1)

Terry Temescu	$1-$10,000
Mark W. Bode	$1-$10,000
Gregory T. Horn	$1-$10,000
William P.H. du Pont	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or Over $1,000,000.

COMPENSATION

None of ILA’s investment personnel receive any direct compensation from us in connection with the management of our portfolio. Messrs. Temescu, Bode, Horn and du Pont, through their ownership interest in IL Administrator, the controlling equity owner of ILA, are entitled to a portion of any profits earned by ILA, which includes any fees payable to ILA under the terms of our investment advisory agreement, less expenses incurred by ILA in performing its services under our investment advisory agreement. Messrs. Temescu, Bode, Horn and du Pont do not receive any additional compensation from ILA in connection with the management of our portfolio. IL Administrator may pay additional salaries, bonuses, and individual performance awards and/or individual performance bonuses to Messrs. Bode and du Pont in addition to their ownership interest, which may be reduced proportionately to reflect such payments. The compensation paid by ILA to its other investment personnel may include: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iii) individual performance award and/or individual performance bonus.

INVESTMENT ADVISORY AGREEMENT

Management Services

ILA will be registered as an investment adviser under the Advisers Act, and will serve as our investment adviser. Subject to the overall supervision of our Board of Directors, ILA will manage our day-to-day operations and provide us with investment advisory services. Under the terms of the Investment Advisory Agreement, ILA will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determine what securities we will purchase, retain or sell;

•	identify, evaluate and negotiate the structure of the investments we make; and

•	close, monitor and service the investments we make.

ILA’s services under the Investment Advisory Agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fees

We will pay ILA a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to ILA and any incentive fees earned by ILA will ultimately be borne by our common stockholders.

The base management fee (the “Base Fee”) will be calculated at an annual rate of 2.00% of our gross assets, which includes any borrowings for investment purposes. For the period commencing from the closing of our initial public offering of common stock described in this prospectus (the “IPO”), through and including December 31, 2007, the Base Fee will be payable monthly in arrears, and will be calculated based on the initial value of our assets upon the closing of the IPO. For services rendered after December 31, 2007, the

Base Fee will be payable monthly in arrears, and will be calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter. The Base Fee for any partial month or quarter will be appropriately pro rated.

The incentive fee will have two parts. The first part will be calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 2.00% per quarter (8.00% annualized), subject to a “catch-up” provision measured as of the end of each calendar quarter. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% base management fee. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to ILA in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2.00% (the “preferred return” or “hurdle”).

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.50% in any calendar quarter (10.00% annualized) is payable to ILA. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.50%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.50% in any calendar quarter.

•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter (10.00% annualized) is payable to ILA once the hurdle is reached and the catch-up is achieved, (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to ILA).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on “Pre-Incentive Fee Net Investment Income”

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income
allocated to income-related portion of incentive fee

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any equity capital raises or repurchases during the current calendar quarter.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2007, and will equal 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of December 31, 2007 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Example 1: Income Related Portion of Incentive Fee for Each Calendar Quarter

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 2.00%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-Incentive Fee Net Investment Income
(investment income − (management fee + other expenses) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.95%
Hurdle rate(1) = 2.00%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-Incentive Fee Net Investment Income

(investment income −(management fee + other expenses) = 2.25%

Incentive fee	= 20% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)
= 2.25% − 2.00%
= 0.25%
= 100% × 0.25%
= 0.25%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.25%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.25%
Hurdle rate(1) = 2.00%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-Incentive Fee Net Investment Income
(investment income − (management fee + other expenses) = 2.55%

Incentive fee = 20% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)
Incentive fee = 100% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income − 2.50%))

Catch-up	= 2.50% − 2.00%
= 0.50%

Incentive fee	= (100% × 0.50%) + (20% × (2.55% − 2.50%))
= 0.50% + (20% × 0.05%)
= 0.50% + 0.01%
= 0.51%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.51%.

(1)	Represents 8.0% annualized hurdle rate.

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.50% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1:  $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2:  Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3:  FMV of Investment B determined to be $25 million

Year 4:  Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1:  None

Year 2:  Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3:  None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4:  Capital gains incentive fee of $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1:  $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2:  Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3:  FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4:  FMV of Investment B determined to be $35 million

Year 5:  Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1:  None

Year 2:  $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3:  $1.4 million capital gains incentive fee(1)

$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4:  None

Year 5:  None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3

*	The hypothetical amount of returns shown are based on a percentage of our total net assets and assumes no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)	As illustrated in Year 3 of Alternative 1 above, if ILC were to be wound up on a date other than December 31st of any year, ILC may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if ILC had been wound up on December 31 of such year.

Payment of our Expenses

Our primary operating expenses will include the payment of (i) investment advisory fees to our investment adviser, ILA; (ii) the allocable portion of overhead and other expenses incurred by IL Administrator in performing its obligations under the Administration Agreement; and (iii) other operating expenses as detailed below. Our investment advisory fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Investment Advisory Agreement.” We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	investment advisory fees;

•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	any stock exchange listing fees;

•	applicable federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•	all other expenses incurred by either IL Administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by IL Administrator in performing its obligations under the Administration Agreement, including the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staffs.

All of these expenses are ultimately borne by our common stockholders.

Duration and Termination

The Investment Advisory Agreement was approved by our Board of Directors on April 20, 2007. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by the Board of Directors and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. See “Risk Factors — Risks Relating to ILC’s Business and Structure.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, ILA and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from ILC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of ILA’s services under the Investment Advisory Agreement or otherwise as an investment adviser of ILC.

Organization of the Investment Adviser

ILA is a Delaware limited liability company that will be registered as an investment adviser under the Advisers Act. IL Administrator is the controlling equity holder of ILA. Terry Temescu, Mark W. Bode and Gregory T. Horn are ILA’s Senior Investment Professionals and Managing Members and manage our day-to-day operations and provide the services under the Investment Advisory Agreement. Although not currently contemplated, ILA may in the future provide similar investment advisory services to other entities in addition to ILC. The principal address of ILA is 5 Eden Lane, Tiburon CA 94920.

Board Approval of the Investment Advisory Agreement

Our Board of Directors determined at a meeting held on April 20, 2007, to approve the Investment Advisory Agreement. In its consideration of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by ILA;

•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	any existing and potential sources of indirect income to ILA or IL Administrator from their relationships with us and the profitability of those relationships, including through the Investment Advisory Agreement and the Administration Agreement;

•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of ILA and its affiliates;

•	ILA’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to ILA; and

•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions, the Board of Directors, including a majority of the non-interested directors, concluded that fees payable to the investment adviser pursuant to the Investment Advisory Agreement were reasonable in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board of Directors may have given different weights to different factors.

ADMINISTRATION AGREEMENT

Pursuant to a separate Administration Agreement, IL Administrator may furnish us with equipment and clerical, bookkeeping and record-keeping services. Under the Administration Agreement, IL Administrator also performs, or facilitates the performance of, certain administrative services, which may include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, IL Administrator may assist us in monitoring our portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, including determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, providing support for our risk management efforts and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse IL Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staffs. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, IL Administrator and its officers, manager, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it are entitled to indemnification from ILC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of IL Administrator’s services under the Administration Agreement or otherwise as administrator for ILC.

LICENSE AGREEMENT

Promptly following the consummation of this offering, we intend to enter into a license agreement with ILA pursuant to which ILA will grant us a non-exclusive, royalty-free license to use the name “Iron Leaf.” Under this agreement, we will have a right to use the Iron Leaf name, for so long as ILA or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Iron Leaf” name. This license agreement will remain in effect for so long as the investment advisory agreement with our investment advisor is in effect.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with ILA. IL Administrator is the controlling equity holder of ILA. Terry Temescu, our President and Chief Executive Officer and one of our directors, and Mark W. Bode, our Chief Financial Officer, interim Chief Compliance Officer and Corporate Secretary, are each Managing Members of ILA and IL Administrator. Mr. Bode is also the Chief Compliance Officer of ILA. In addition, each of ILA’s Senior Investment Professionals, including Messrs. Temescu, Bode and Horn, holds financial interests in IL Administrator. Promptly following the consummation of this offering, we also intend to enter into a license agreement with ILA, pursuant to which ILA will grant us a non-exclusive, royalty-free license to use the name “Iron Leaf.” In addition, pursuant to the terms of the Administration Agreement, IL Administrator provides us with certain administrative services necessary to conduct our day-to-day operations.

ILA’s Senior Investment Professionals, Messrs. Temescu, Bode and Horn, and ILA’s portfolio manager, Mr. du Pont and any other investment professionals retained by ILA subsequent to completion of this offering, may serve as principals of other investment managers affiliated with ILA. Such entities may in the future manage investment funds with investment objectives similar to ours. In addition, our current executive officers and directors, as well as the permanent Chief Compliance Officer we expect to retain subsequent to completion of this offering, and ILA’s Senior Investment Professionals, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, including investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with ILA. However, ILA intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client of our investment adviser. See “Risk Factors — Risks Relating to ILC’s Business and Structure — There are significant potential conflicts of interest which could impact our investment returns.”

As a business development company, we are generally limited in our ability to invest in any portfolio company in which any fund or other client managed by ILA or any of its affiliates currently has an investment or to make any co-investments with any such accounts without an exemptive order from the SEC. We do not need to and therefore currently do not intend to apply to the SEC for an exemptive order that will permit us to co-invest with vehicles managed by ILA or ILA’s affiliates. In the future, there can be no assurance that the SEC will in fact grant such an exemptive order, should we apply for one, and even if successful, we cannot predict the length of time it will take to obtain such an exemptive order, or the nature and extent of the conditions upon which the exemptive order may be granted.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 100 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Percentage of Common Stock Outstanding
		Immediately		Immediately
		Prior to This		After This
		Offering		Offering(1)
		Shares		Shares
Name and Address	Type of Ownership	Owned	Percentage	Owned	Percentage

Iron Leaf Advisors, LLC(2)	Record and Beneficial	100	100%	100	*
All officers and directors as a group (six persons)(2)	Beneficial	100	100%	100	*

*	Represents less than 1%.

(1)	Assumes issuance of 6,750,000 shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.

(2)	IL Administrator is the controlling equity holder of ILA. Terry Temescu, Mark W. Bode and Gregory T. Horn are the Managing Members of both ILA and IL Administrator.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of June 21, 2007. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of
Name of Director	Equity Securities in ILC(1)

Independent Directors
Daniel Brady	None
Lawrence Friend	None
Pamela Newman	None
Interested Directors
Terry Temescu	$1-$10,000
Gregory Horn	$1-$10,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

DETERMINATION OF NET ASSET VALUE

We intend to determine the net asset value of our investment portfolio each quarter.

We will carry our investments at fair value, as determined in good faith by our Board of Directors. Securities that are publicly traded will be valued at the reported closing price on the valuation date. Securities that are not publicly traded will be valued at fair value as determined in good faith by our Board of Directors. In connection with that determination, ILA’s investment professionals will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts.

With respect to investments for which market quotations are not readily available, our Board of Directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the ILA investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with ILA’s Senior Investment Professionals;

•	A nationally recognized third-party valuation firm engaged by our Board of Directors will review these preliminary valuations;

•	The Valuation Committee of our Board of Directors will review the preliminary valuation and our investment adviser and nationally recognized third-party valuation firm will respond and supplement the preliminary valuation to reflect any comments provided by the Valuation Committee; and

•	The Board of Directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, ILA, a nationally recognized third-party valuation firm, and our Valuation Committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DETERMINATIONS IN CONNECTION WITH OFFERINGS

In connection with each offering of shares of our common stock, our Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan, through which all dividends are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company (“AST”), the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. Such election shall remain in effect until the electing registered stockholder notifies the plan administrator, in writing, of such registered stockholder’s withdrawal of the election, so that such notice of withdrawal is received by the plan administrator no later than 10 days prior to the record date for the next distribution to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We use only newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator, AST, by mail at Dividend Reinvestment Department, 59 Maiden Lane, Plaza Level, New York, NY 10038 or by phone at 1-800-278-4353.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this registration statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	a trust over which a court in the U.S. has primary supervision over its administration or over which U.S. persons have control; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

As a business development company, we intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2007 taxable year. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

TAXATION AS A REGULATED INVESTMENT COMPANY

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	at all times during each taxable year, have in effect an election to be treated as a business development company under the 1940 Act;

•	derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership;” and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) the securities of one or more “qualified publicly traded partnerships.”

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a Regulated Investment Company,” the remainder of this discussion assumes we will qualify as a RIC for each taxable year.

TAXATION OF U.S. STOCKHOLDERS

Distributions by us generally will be taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (that is, the excess of our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, regardless of the U.S. stockholder’s holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by us as being derived from “qualified dividend income” will be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gain, provided that holding period and other requirements are met by both the stockholders and us. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute realized net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses), if any, at least annually, we may in the future decide to retain some or all of our net capital gains, but to designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend. Such excess generally may be claimed as a credit or refund against the U.S. stockholder’s other U.S. federal income tax obligations. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder generally will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, and the distribution economically represents a return of your investment, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from the sale or exchange of our common stock (or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from the sale or exchange of our common stock) generally will be a capital gain or loss if the common stock is held as a capital asset. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. The ability to deduct capital losses may be subject to other limitations under the Code.

In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 15% (with lower rates applying to taxpayers in the 10% and 15% tax rate brackets) for years beginning on or before December 31, 2010 on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our common stock. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Dividends distributed by us to corporate stockholders generally will not be eligible for the dividends-received deduction. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, long-term capital gain and “qualified dividend income,” if any. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation.

Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. stockholders. Such U.S. stockholders generally will be subject to backup withholding unless the U.S. stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

TAXATION OF NON-U.S. STOCKHOLDERS

Whether an investment in our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to stockholders that are non-U.S. stockholders will currently be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholders, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. In that case, we will not have to withhold U.S. federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors. Dividends paid to non-U.S. stockholders that are derived from short-term capital gains and certain qualifying net interest income (including income from original issue discount and other specified sources), and that are properly designated by us as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to U.S. federal withholding tax if such non-U.S. stockholder provides us with a proper withholding certificate and certain other requirements are met. This provision generally would apply to distributions with respect to taxable years beginning before January 1, 2008. It is not certain that any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or, in the case of an individual, the non-U.S. stockholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. Capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to U.S. federal withholding tax and may give rise to an obligation on the part of the non-U.S. stockholder to file a U.S. federal income tax return. This provision generally would apply to distributions with respect to taxable years beginning before January 1, 2008.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a non-U.S. stockholder.

Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or the non-U.S. stockholder otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions (if made in a taxable year beginning on or before December 31, 2010) would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” in the hands of stockholders taxed as individuals eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

CAPITAL STOCK

Our authorized capital stock consists of 100,000,000 shares of stock, par value $0.01 per share, all of which is initially designated as common stock. We have applied to list our common stock on the Nasdaq Global Market under the ticker symbol “IRON.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of June 21, 2007:

(4)
Amount
		(3)	Outstanding
	(2)	Amount Held by	Exclusive of
	Amount	Us or for Our	Amounts Shown
(1) Title of Class	Authorized	Account	Under(3)

Common Stock	100,000,000	—	100

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of ILC, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We do not currently have any plans to issue preferred stock, however.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes expire in 2008, 2009 and 2010, respectively. Beginning in 2008, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, a director on a classified board may be removed only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that at least 75% of our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, our dissolution, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. If an extraordinary matter submitted to stockholders by the Board of Directors is approved and advised by less than 75% of our directors, such matter will require approval by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

GENERAL

We are a business development company that is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are not generally able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to ILC’s Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We will be periodically examined by the SEC for compliance with the 1940 Act.

QUALIFYING ASSETS

Under the 1940 Act, a business development company may not acquire any asset other than qualifying assets, which are those listed in Section 55(a) of the 1940 Act, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. The 1940 Act defines an “eligible portfolio company” as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) does not have any class of securities listed on a national securities exchange.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

SIGNIFICANT MANAGERIAL ASSISTANCE

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests under Subchapter M of the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

CODE OF ETHICS

We and ILA have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

COMPLIANCE POLICIES AND PROCEDURES

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

SARBANES-OXLEY ACT OF 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to our investment adviser, ILA. The Proxy Voting Policies and Procedures of ILA are set forth below. The guidelines are reviewed periodically by ILA and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to ILA.

Introduction

As an investment adviser registered under the Advisers Act, we will have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Voting Policies

We vote proxies relating to our portfolio securities in the best interest of our clients’ shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Chief Compliance Officer, Iron Leaf Advisors, LLC, 5 Eden Lane, Tiburon CA 94920.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of ILC and its affiliated companies. This notice supersedes any other privacy notice you may have received from ILC and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below.

•	It is our policy that only authorized employees of our investment adviser, ILA, who need to know your personal information will have access to it.

•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Deutsche Bank Trust Company Americas (“DBTCA”). The address of the custodian is 280 Park Avenue-6 West, New York, NY 10017. AST acts as our transfer, dividend paying and reinvestment plan agent and registrar. AST’s address is 59 Maiden Lane, Plaza Level, New York, NY 10038.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for ILC, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser will generally seek reasonably competitive trade execution costs, ILC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and ILC and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

Subject to the terms and conditions set forth in the underwriting agreement, dated          , 2007, between us and H.C. Wainwright & Co., Inc., who is acting as the representative of the underwriters of this offering, each underwriter named below has agreed to purchase from us, on a firm commitment basis, the respective number of shares of common stock shown opposite its name below, at the public offering price, less the underwriting discounts and commissions set forth on the cover page of this prospectus:

Number
Name	of Shares

H.C. Wainwright & Co., Inc.
Total:

The underwriting agreement provides that the underwriters are committed to purchase all of the shares of common stock offered by this prospectus if they purchase any of the shares. This commitment does not apply to the shares of common stock subject to an over-allotment option granted by us to the underwriters to purchase additional shares of common stock in this offering. The underwriting agreement also provides that the obligations of the underwriters to pay for and accept delivery of the shares of common stock are subject to the passing upon of certain legal matters by counsel and certain other conditions. H.C. Wainwright & Co., Inc. is located at 52 Vanderbilt Avenue, 12th Floor, New York, NY 10017. A copy of the underwriting agreement with H.C. Wainwright & Co., Inc. has been filed as an exhibit to the registration statement of which this prospectus forms a part.

Over-Allotment Option

Pursuant to the underwriting agreement, we have granted to the underwriters an option, exercisable for 45 days after the date of this prospectus, to purchase up to an additional 1,012,500 shares of common stock from us on the same terms and at the same per share price as the other shares of common stock being purchased by the underwriters from us. The underwriters may exercise the option solely to cover over-allotments, if any, in the sale of shares of common stock that the underwriters have agreed to purchase from us. If the over-allotment option is exercised in full, the total public offering price, underwriting discounts and commissions and proceeds to us before expenses will be $     , $     and $     , respectively.

Underwriting Discounts and Commissions

The following table shows the per share and total underwriting discounts and commissions to be paid by us in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ over-allotment option.

Total
	Per	Without	With
	Share	Over-Allotment	Over-Allotment

Public offering price	$	$	$
Underwriting discounts and commissions(1)	$	$	$
Proceeds, before expenses, to us(2)	$	$	$

(1)	Includes approximately $150,000 of reimbursable expenses payable by ILC to the underwriters in connection with this offering.

(2)	We estimate that the total expenses of this offering excluding the underwriters’ discounts and commissions will be approximately $800,000, including approximately $150,000 of reimbursable expenses payable by ILC to the underwriters in connection with this offering.

We have agreed to sell the shares of common stock to the underwriters at the initial public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus. The underwriting agreement also provides that the representative of the underwriters will be reimbursed for accountable expenses, including legal fees and expenses, up to $150,000 ($50,000 of which has been previously advanced to the representative).

We estimate that the total expenses of the offering payable by us, not including underwriting discounts and commissions, and not taking into consideration the underwriters’ over-allotment option, will be approximately $800,000, including approximately $150,000 of reimbursable expenses payable by ILC to the underwriters in connection with this offering. These expenses include, but are not limited to, SEC registration fees, NASD filing fees, proposed Nasdaq Global Market listing fees, accounting fees and expenses, legal fees and expenses, printing and engraving expenses, transfer agent fees and blue sky fees and expenses.

The underwriters will initially offer the shares of common stock to be sold in this offering directly to the public at the initial public offering price set forth on the cover of this prospectus and to selected dealers at the initial public offering price less a selling concession not in excess of $      per share. Investors must pay for any shares purchased in the offering on or before          , 2007. The underwriters may allow, and the selected dealers may reallow, a concession not in excess of $      per share on sales to brokers and dealers. After the offering, the underwriters may change the offering price and other selling terms. No change in those terms will change the amount of proceeds to be received by us as set forth on the cover of this prospectus.

Determination of Offering Price

Prior to this offering, there was no public market for the common stock. The range for our initial public offering price of our common stock was determined by negotiation between us and the representative. The principal factors considered in determining the public offering price of the common stock included:

•	the information in this prospectus and otherwise available to the underwriters;

•	the history and the prospects for the industry in which we will compete;

•	the ability of our management;

•	estimates of our business potential and earnings prospects;

•	the general condition of the economy and the securities markets at the time of this offering;

•	the recent market prices of, and the demand for, publicly traded securities of generally comparable companies; and

•	other factors deemed relevant by us and the representative.

We cannot be sure that the initial public offering price will correspond to the price at which the common stock will trade in the public market following this offering or that an active trading market for the common stock will develop and continue after this offering.

Lock-Up Agreement

Our and ILA’s respective officers and directors have agreed that they will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of our common stock or securities convertible into or exchangeable or exercisable for any shares of our common stock, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of our common stock, whether any of these transactions are to be settled by delivery of our common stock or other securities, in cash or otherwise, or publicly disclose, unless required by law, the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the representative for a period of 180 days after the date of this prospectus. These agreements are subject to several exceptions.

In the event that either (1) during the last 17 days of the lock-up period, we release earnings results or announce material news or a material event relating to us, or (2) prior to the expiration of the lock-up period we announce that we will release earnings results during the 15-day period beginning on the last day of the initial lock-up period, the expiration of the lock-up period will be extended until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or material event.

While the representative has the right, in its discretion, to release securities from these lock-up agreements, it has advised us that it has no current intention of releasing any securities subject to a lock-up agreement and no agreement has been made between the representative and us or ILA pursuant to which the representative has agreed to waive any lock-up restrictions. We have been further advised by the representative that any request for the release of securities from a lock-up would be considered by the representative on a case-by-case basis, and, in considering any such request, the representative would consider circumstances of emergency and hardship.

In addition, we have agreed not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the SEC a registration statement, under the Securities Act relating to, any shares of our common stock or securities convertible into or exchangeable or exercisable for any shares of our common stock, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, without the prior written consent of the representative, for a period of 180 days after the date of this prospectus.

Electronic Prospectus

In connection with this offering, the underwriters may make prospectuses available on their web sites in electronic (PDF) format. No forms of prospectus other than printed prospectuses and prospectuses made available electronically that are printable in Adobe PDF format will be used in connection with this offering. Other than the prospectus in electronic format, the information on any underwriter’s web site and any information contained in any other web site maintained by an underwriter is not part of the prospectus or the registration statement of which this prospectus forms a part, has not been approved and/or endorsed by us or any underwriter in its capacity as such with respect to this offering an should not be relied upon by investors.

The underwriters have informed us that they do not expect to confirm sales of shares of common stock offered by this prospectus to accounts over which they exercise discretionary authority.

Stabilization, Short Positions and Penalty Bids

In connection with this offering, the underwriters may engage in stabilizing transactions, over-allotment transactions, covering transactions and penalty bids in accordance with Regulation M under the Securities Exchange Act of 1934, as amended.

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

•	Over-allotment involves sales by the underwriters of shares in excess of the number of shares the underwriters are obligated to purchase, which creates a short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares over-allotted by the underwriters is not greater than the number of shares that it may purchase in the over-allotment option. In a naked short position, the number of shares involved is greater than the number of shares in the over-allotment option. The underwriters may close out any covered short position by either exercising their over-allotment option or purchasing shares in the open market.

•	Covering transactions involve the purchase of common stock in the open market after the distribution has been completed in order to cover short positions. In determining the source of shares to close out the short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which it may purchase shares through the over-allotment option. If the underwriters sell more shares than could be covered by the over-allotment option, a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in this offering.

•	Penalty bids permit the underwriters to reclaim a selling concession from a selected dealer when the common stock originally sold by the selected dealer is purchased in a stabilizing covering transaction to cover short positions.

These stabilizing transactions, covering transactions and penalty bids may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the Nasdaq Global Market or otherwise and, if commenced, may be discontinued at any time.

Neither we, nor the underwriters, make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of our common stock. In addition, neither we, nor the underwriters, make any representation that the underwriters will engage in these transactions or that any transaction, once commenced, will not be discontinued without notice.

Indemnification

The underwriting agreement provides for indemnification between us and the underwriters against specified liabilities, including liabilities under the Securities Act, and for contribution by us and the underwriters to payments that may be required to be made with respect to those liabilities. We have been advised that, in the opinion of the Securities and Exchange Commission, indemnification for liabilities under the Securities Act is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

Other Matters

For a period of fifteen (15) months following the closing of the offering, we have granted the representative the right of first refusal to act as lead underwriter or placement agent in connection with any and all future public and private equity offerings of the company or any successor to, or any subsidiary of, the company.

We have agreed, for a period of at least two years following the consummation of this offering, to engage a designee of the representative as an advisor to our board of directors, where the advisor shall attend meetings of our board of directors and receive all notices and other correspondence and communications sent by us to members of our board of directors. In addition, the advisor shall be entitled to indemnification by us, coverage under liability insurance policy for officers and directors and reimbursement by us for all costs incurred by him or her in attending any meetings of our board of directors. The advisor shall not be entitled to any other compensation of any kind from us.

No action has been taken by us or the underwriters that would permit a public offering of the shares offered hereby in any jurisdiction, including foreign jurisdictions, where action for that purpose is required. None of our shares included in this offering may be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sales of the shares be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons who receive this prospectus are advised to inform themselves about and to observe any restrictions relating to this offering of our shares and the distribution of this prospectus. This prospectus is neither an offer to sell nor a solicitation of any offer to buy any of the securities included in this offering in any jurisdiction where that would not be permitted or legal.

Certain of the underwriters and their respective affiliates may in the future perform various financial advisory and investment banking services for us and our affiliates, for which they will receive customary fees and expenses.

LEGAL MATTERS

The legality of our shares of common stock offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C. Certain legal matters will be passed upon for the underwriters by Lowenstein Sandler, PC, Roseland, New Jersey and Nelson Mullins Riley & Scarborough LLP, Washington D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP, our independent registered public accounting firm located at 175 W. Jackson Blvd., 20th Floor, Chicago, IL 60604, has audited our financial statements at April 30, 2007, as set forth in their report. We have included our financial statements in this prospectus and elsewhere in the registration statement in reliance on Grant Thornton LLP’s report, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Iron Leaf Capital Corporation:

We have audited the accompanying balance sheet of Iron Leaf Capital Corporation (the “Company”) as of April 30, 2007, and the related statements of operations and changes in net assets for the period from inception, January 16, 2007, through April 30, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in note 4 to the April 30, 2007 financial statements, the Company has accrued organizational expenses on its balance sheet and disclosed estimated offering expenses. In the event that the public offering does not occur, the Investment Adviser may not be able to recover advanced expenses and the Company will not have the funds required to pay these expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of April 30, 2007 and the results of its operations and its changes in net assets for the period from inception, January 16, 2007, through April 30, 2007, in conformity with the accounting principals generally accepted in the United States of America.

/s/ Grant Thornton LLP

Chicago, Illinois
May 4, 2007

IRON LEAF CAPITAL CORPORATION

BALANCE SHEET
As of April 30, 2007

Assets
Cash	$1,500

Total Assets	$1,500

Liabilities
Amount owed to Affiliate	$251,513

Total Liabilities	$251,513

Stockholder’s Deficit
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 100 shares outstanding	$1
Additional Paid in Capital	$1,499
Accumulated Deficit	$(251,513)

Stockholder’s Deficit	$(250,013)

Total Liabilities and Stockholder’s Deficit	$1,500

The accompanying notes are an integral part of these Financial Statements.

IRON LEAF CAPITAL CORPORATION

STATEMENT OF OPERATIONS
For the Period from January 16, 2007 (date of inception)
through April 30, 2007

Expenses:
Organizational costs	$251,513

Net Investment Loss	$251,513

Decrease in net assets resulting from operations	$251,513

The accompanying notes are an integral part of these Financial Statements.

IRON LEAF CAPITAL CORPORATION

STATEMENT OF CHANGES IN NET ASSETS
For the Period from January 16, 2007 (date of inception)
through April 30, 2007

			Additional
	Common Stock		Paid In	Accumulated	Stockholder’s
	Shares	Amount	Capital	Deficit	Deficit

Balance, January 16, 2007	—	$—	$—	$—	$—
Sale of common stock	100	$1	$1,499	$—	$1,500
Decrease in net assets resulting from operations	—	$—	$—	$(251,513)	$(251,513)

Balance, April 30, 2007	100	$1	$1,499	$(251,513)	$(250,013)

The accompanying notes are an integral part of these Financial Statements.

IRON LEAF CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS
April 30, 2007

Notes

1.  ORGANIZATION

Iron Leaf Capital Corporation (“Iron Leaf”) was organized as a Maryland corporation on January 16, 2007. Iron Leaf has not had operations other than the sale and issuance of 100 shares of common stock at an aggregate purchase price of $1,500 to Iron Leaf Advisors, LLC (the “Investment Adviser”) and the incurrence of organizational expenses of approximately $251,513.

Iron Leaf is a closed-end investment company that intends to elect to be regulated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” Iron Leaf intends to provide growth, expansion, and other types of capital to primarily non-public, small- and mid-sized companies and to focus a significant portion of its investments in companies that provide goods and services in the healthy living, environmental services and sustainable economy sectors. Iron Leaf is a non-diversified company within the meaning of the 1940 Act. As a business development company, Iron Leaf is required to invest at least 70% of its total assets in qualifying assets, including securities of private or thinly traded U.S. companies and cash, cash equivalents and U.S. government securities and other high-quality debt investments that mature in one year or less.

2.  ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from these estimates.

3.  AGREEMENTS

Iron Leaf has entered into an Investment Advisory Agreement with Iron Leaf Advisors LLC (the “Investment Adviser” or “ILA”) under which the Investment Adviser, subject to the overall supervision of Iron Leaf’s board of directors, will manage the day-to-day operations of, and provide investment advisory services to, Iron Leaf.

Iron Leaf will pay ILA a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee (the “Base Fee”) will be calculated at an annual rate of 2.00% of Iron leaf’s gross assets. For the period commencing from the closing of the initial public offering of common stock (the “IPO”), through and including December 31, 2007, the Base Fee will be payable monthly in arrears, and will be calculated based on the initial value of Iron Leaf’s assets upon the closing of the IPO. For services rendered after December 31, 2007, the Base Fee will be payable monthly in arrears, and will be calculated based on the value of Iron Leaf’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter. The Base Fee for any partial month or quarter will be appropriately pro rated.

The incentive fee will have two parts. The first part will be calculated and payable quarterly in arrears based on Iron Leaf’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that Iron Leaf receives from portfolio companies) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that Iron Leaf has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 2.00% per quarter (8.00% annualized), subject to a “catch-up” provision measured as of the end of each calendar quarter. Iron leaf’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2.00% base management fee. The operation of the incentive fee with respect to Iron Leaf’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to ILA in any calendar quarter in which its Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2.00% (the “preferred return” or “hurdle”).

•	100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.50% in any calendar quarter (10.0% annualized) is payable to ILA. Iron Leaf refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.50%) as the “catch-up.” The “catch-up” provision is intended to provide ILA with an incentive fee of 20% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when Pre-Incentive Fee Net Investment Income exceeds 2.50% in any calendar quarter.

•	20% of the amount of Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter (10.0% annualized) is payable to ILA once the hurdle is reached and the catch-up is achieved, (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to ILA).

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2007, and will equal 20.0% of Iron Leaf’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of December 31, 2007 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Iron Leaf has also entered into an Administration Agreement with Iron Leaf Administrator, LLC (“IL Administrator”) under which IL Administrator may provide equipment and clerical, bookkeeping and record-keeping services. Under the Administration Agreement, IL Administrator will perform, or facilitate the performance of, certain administrative services, which may include being responsible for the financial records which Iron Leaf is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, IL Administrator may assist Iron Leaf in monitoring its portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, including determining and publishing its net asset value, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, providing support for its risk management efforts and generally overseeing the payment of its expenses and the performance of administrative and professional services rendered to it by others. Iron Leaf will reimburse IL Administrator for Iron Leaf’s allocable portion of overhead incurred by IL Administrator in performing its obligations under the Administration Agreement, including the compensation of Iron Leaf’s Chief Financial Officer and Chief Compliance Officer and their respective staffs. The Administration Agreement may be terminated by either party without penalty upon 60 days written notice to the other party.

4.  ORGANIZATIONAL AND OFFERING EXPENSES

A portion of the net proceeds of this offering will be used for organizational and offering expenses of approximately $800,000. Organizational expenses are expensed as incurred. The Investment Adviser has or will advance a portion of these expenses. In the event that the public offering does not occur, the Investment Adviser may not be able to recover these advanced expenses and Iron Leaf may not have the funds required to pay these expenses.

5.  FEDERAL INCOME TAXES

Iron Leaf intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions to its stockholders that will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes.

Through and including             , 2007 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

6,750,000 Shares

Common Stock

PRELIMINARY PROSPECTUS

H.C. Wainwright & Co., Inc.

PART C — OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statements of Iron Leaf Capital Corporation (the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

IRON LEAF CAPITAL CORPORATION
INDEX TO FINANCIAL STATEMENTS

2. Exhibits

Exhibit
Number		Description

a	.	Amended Articles of Incorporation**
b	.	Bylaws**
d	.	Form of Common Stock Certificate**
e	.	Dividend Reinvestment Plan**
g	.	Form of Investment Advisory Agreement by and between Registrant and Iron Leaf Advisors, LLC***
h	.	Form of Underwriting Agreement*
j	.	Form of Custodian Agreement*
k	.1	Form of Administration Agreement by and between Registrant and Iron Leaf Administrator LLC***
k	.2	Form of Indemnification Agreement by and between Registrant and each of its directors*
l	.	Opinion of Sutherland Asbill & Brennan LLP*
n	.1	Consent of Sutherland Asbill & Brennan LLP (Incorporated by reference to exhibit l hereto)*
n	.2	Consent of Independent Registered Public Accounting Firm
r	.	Code of Ethics**

*	To be filed by amendment.

**	Previously filed in connection with Amendment No. 1 to Iron Leaf Capital Corporation’s registration statement on Form N-2 (File No. 333-141497) filed on May 4, 2007.

***	Previously filed in connection with Amendment No. 2 to Iron Leaf Capital Corporation’s registration statement on Form N-2 (File No. 333-141497) filed on June 18, 2007.

ITEM 26.	MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$3,531
NASD filing fee	$12,000
Nasdaq Global Market listing fee	$5,000
Printing and postage	$125,000
Legal fees and expenses	$470,000
Accounting fees and expenses	$25,000
Miscellaneous	$159,469

Total	$800,000

Note: All listed amounts are estimates.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to this offering, Iron Leaf Advisor, LLC (“ILA”) will own 100% of the outstanding common stock of the Registrant. Following the completion of this offering, ILA’s share ownership is expected to represent less than 1% of the Registrant’s outstanding common stock.

See “Management” and “Certain Relationships and Transactions” in the Prospectus contained herein.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at March 20, 2007.

Number of
Title of Class	Record Holders

Common Stock, par value $0.01 per share	1

ITEM 30.	INDEMNIFICATION

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VIII of the Registrant’s Articles of Incorporation, Article XI of the Registrant’s Bylaws, the Investment Advisory Agreement and Administration Agreement.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Iron Leaf Advisors, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, IL Administrator, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of IL Administrator’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the Investment Company Act of 1940. Each indemnification agreement provides that the Company shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Company.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors,” “Investment Advisory Agreement” and “Portfolio Management — Investment Personnel.” Additional information regarding the Adviser and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-67810), and is incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1) the Registrant, Iron Leaf Capital Corporation, 5 Eden Lane, Tiburon, CA 94920;

(2) the Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038;

(3) the Custodian, Deutsche Bank Trust Company Americas, 280 Park Avenue-6 West, New York, NY 10017; and.

(4) the Adviser, Iron Leaf Advisors, LLC, 5 Eden Lane, Tiburon, CA 94920.

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

(1) Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h)

under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b) For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tiburon, in the State of California, on the 27th day of June, 2007.

IRON LEAF CAPITAL CORPORATION

By:	/s/ Terry Temescu
Terry Temescu
President, Chief Executive Officer and
Chairman of the Board of Directors
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1933, this Amendment No. 3 to the Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated on the 27th day of June, 2007.

Signature	Title

/s/ Terry Temescu Terry Temescu	President, Chief Executive Officer and Chairmanof the Board of Directors

/s/ Mark W. Bode Mark W. Bode	Chief Financial Officer and Corporate Secretary (Principal Financial Officer)

* Gregory T. Horn	Director

* Daniel Brady	Director

* Lawrence A. Friend	Director

* Pamela Newman	Director

*	Signed by Terry Temescu pursuant to a power of attorney signed by each individual and filed with this Registration Statement on May 14, 2007.